GSM

a Robert D. Grace Company

Gryphon Production Company, LLC.
Working Interest

Evaluation of Oil and Gas Reserves
as of December 31, 2010.

Gray County, Texas

Report Prepared: February 23, 2011

GSM

a Robert D. Grace Company

GSM, INC.

A Professional Team of Registered Consulting Petroleum Engineers

Mailing Address: P. O. Box 50790
Amarillo, TX 79159-0790
Website: www.gsm-inc.com

Telephone: (806) 358-6894
Fax: (806) 358-6800
Email: gsmrdg@gsm-inc.com

February 23, 2011

Mr. Maxwell Grant, Chairman
Gryphon Production Company, LLC.
P.O. Box 742
Pampa, Texas 79066-0742

Re: Economic Evaluation of the Gryphon Production Company, LLC. working interest in proved developed oil and gas reserves in nine oil and gas leases located in Gray County, Texas.

Dear Mr. Grant:

An engineering evaluation of the Gryphon Production Company, LLC. working interest in nine oil and gas leases with seventy-six producing wells, has been performed to determine the remaining recoverable reserves and future net revenues. This oil and gas reserve evaluation is in conformance with the current U.S. Security and Exchange Commission (SEC) rules, regulations, and definitions. The net reserves and net revenues shown in this study are based on arithmetic average product prices for the previous twelve (12) months prior to the December 31, 2010 evaluation date provided by Gryphon Production Company, LLC. These product prices were held flat over the remaining producing life of the properties. Operating expenses averaged over the last twelve months prior to December 31, 2010, also provided by the operator, were held constant over the life of the leases. All reserves and cash flows presented in this report are referenced as of December 31, 2010. A summary of the reserves, taxes, operating costs, capital costs and BFIT cash flows to the Gryphon Production Company, LLC. working interest in the nine oil and gas leases are as follows:

	Gryphon Production Company, LLC. Working Interest *
Net Reserves to Evaluated Interests:	
Oil, BBL	232,954
Gas, MCF	482,730
Condensate, BBL	0
Future Net Revenue Before Operating Costs, Capital Costs, Severance, and Ad Valorem Taxes, $	21,290,293
Operating Costs, $	7,129,897

Severance and Ad Valorem Taxes, $	1,936,790
Capital Costs, $	0
Future Net Revenue:	
Undiscounted, $	12,223,607
Discounted Per Annum at 10 Percent, $	4,900,562

* Subject to round off correction.

If I can be of further assistance to you in any way, please do not hesitate to call me.

Respectfully,

Keith Selinger
Vice President
Licensed Professional Engineer

GSM, Inc.
Texas Board of Professional Engineers
Registration No. F-001201

KAS/jb

TABLE OF CONTENTS

GENERAL

A reserve and present worth evaluation of the Gryphon Production Company, LLC. working interest in nine oil and gas leases consisting of seventy-six producing wells located in Gray, County, Texas, has been completed per your request. This study evaluates proved developed producing reserves but does not consider behind pipe or undeveloped reserves. Future reserves and cash flows presented in this report are referenced as of December 31, 2010 and conform to the current U.S. Security and Exchange Commission (SEC) rules, regulations, and definitions. Attachment No. 1 is a map of Texas showing the location of Gray, County within the Texas Panhandle.

The working and net revenue interests evaluated in this report were provided by Gryphon Production Company, LLC. To evaluate these interests, the owners working interest, net revenue interest, monthly operating cost and product prices also provided by the operator, were utilized to determine when each property becomes uneconomical to operate. Net reserves and cash flows were then calculated for the evaluated working interests in each producing property. Production data and producing well count, were taken directly from Drilling Information, IHS Energy reports, or from data obtained from Gryphon Production Company, LLC.

For the wells evaluated in this study, the last twelve month historical average of the operating expenses and product prices were used. The U.S. Security and Exchange Commission (SEC) rules, regulations, and definitions were used as a guide to determine the initial product prices and monthly operating expenses. These values were held constant over the life of the properties, as required by SEC regulations. Texas severance taxes of 7.5 percent for gas and 4.6 percent for oil and condensate plus an ad valorem tax of 4.0 percent were utilized in the evaluation of these properties.

An IBM personal computer, Eureka Evaluation Program, and individual producing rate versus time curves were utilized to evaluate reserves and cash flows. The Eureka Program uses the initial producing rate, anticipated production decline, monthly operating expenses, severance taxes, ad valorem taxes, ownership interest, and product price to schedule production and revenue for a period of 60 years or until the projected revenue equals the projected monthly operating expense.

The BFIT economic evaluations for the evaluated properties are included in the Appendices of this report. Well name, operator, evaluated interest, and location are shown at the top of the economic evaluation sheets. Producing rate versus time plots, gas, oil, and condensate production data, along with Texas Comptroller product prices can also be found in the Report Appendices.

In my opinion, this study was prepared in accordance with good engineering practice and presents an estimate as of December 31, 2010, of the value of the proved developed producing reserves attributable to the Gryphon Production Company, LLC. working interests utilizing SEC rules, regulations and definitions. This engineering report does not consider any salvage value for the leases and well equipment nor the cost of abandoning the property. The reserves and cash flows presented in this report are estimates only and should not be construed as being exact quantities. The present remaining reserves ultimately recovered may be more or less than these estimates and the revenues and costs can likewise be expected to vary from those used in the study. Future operations that are not anticipated at this time could also affect the remaining recoverable reserves, costs, and values. Property identification, working interests, net revenue interest, taxes, product prices, and operating expenses used in this study were used as supplied to GSM, Inc. or based on GSM, Inc. experience with producing properties, and were not verified by inspection of internal records and files, nor was a

physical inspection made of the producing properties. The reserves and cash flows estimated in this report are based on the assumption that the properties are not negatively affected by the existence of hazardous substances or detrimental environmental conditions. GSM, Inc. as experts in the identification of hazardous substances or detrimental environmental conditions has not been asked to visit the various leases or to render an opinion as to the properties' environmental condition. It is possible that tests and inspections conducted by a qualified hazardous substance or an environmental expert could reveal the existence of hazardous material and/or environmental conditions on or around the properties that would negatively affect the properties' value. The present value presented in this report does not necessarily represent the fair market value (FMV) of the evaluated interest. GSM, Inc. reserves the right to alter the calculation of reserves and cash flows, presented in this report if corrections to these data are subsequently required. All numbers shown on the attachments are subject to round off correction. This report may not be reproduced in part or in total, nor may it be used in a private placement memorandum or sale prospectus without the expressed written permission of GSM, Inc.

EVALUATION METHOD

Individual monthly production data for the nine oil and gas leases were plotted through December 31, 2010, and projected into the future. Remaining recoverable reserves were determined from the established trends seen on the producing rate versus time plots. All of the evaluated wells appear to be producing at capacity or were determined to be at capacity as of December 31, 2010. The projected starting rates, as of December 31, 2010, and the anticipated declines are shown on the individual producing rate versus time curves included in the Appendices of this report.

CONCLUSIONS

A one-line summary of reserves and cash flows and a schedule of future production with generated revenues to the Gryphon Production Company, LLC. working interest under the pricing conditions set out above are shown on Attachments Nos. 2 and 3, respectively.

The net cumulative BFIT cash flow discounted at ten percent for the proved developed producing reserves is $4,900,562. The corresponding undiscounted BFIT cash flow is $12,223,607. These cash flows will be generated by net remaining recoverable reserves of 482,730 MCF of gas, 232,954 STB of oil, and 0 STB of condensate.


10
8A
9
7B
5
6
8
7C
3
1
2
4

TEXAS AREA MAP

☐ GRAY COUNTY, TEXAS

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011
01:34:50 PM

AS of Date: JAN2011

LIFE	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	NET TOTAL LOE+TAX ----M$----	NET BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----
EAST PAMPA UNIT (002953) 10.7Yr	21.000	18.754	0.000	0.000	16.082	0.000	0.000	1051.211	167.150	122.987
FEE LAND -227- (00391) 37.5Yr	32.000	124.970	0.000	0.000	107.162	0.000	0.000	3533.097	4579.075	2125.490
FEE -227 #5 (025318) 28.8Yr	1.000	0.000	0.000	69.546	0.000	0.000	68.155	424.221	255.962	130.711
FEE -227 #14 (025319) 36.2Yr	1.000	0.000	0.000	100.779	0.000	0.000	98.763	547.351	438.307	200.540
J.A. HOOD (00336) 46.8Yr	2.000	6.001	0.000	0.000	4.962	0.000	0.000	205.035	169.929	66.155
HOOD (00677) 37.6Yr	2.000	6.372	0.000	0.000	5.269	0.000	0.000	233.221	165.965	73.310
T.D. LEWIS (01240) 60Yr	5.000	77.553	0.000	287.646	77.553	0.000	287.646	2163.826	5518.035	1698.349
H.H. MERTEN (00332) 29.4Yr	8.000	25.568	0.000	32.847	21.925	0.000	28.166	908.726	929.183	483.020
WORLEY COMBS (00315) 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUMMARY 60Yr	36.550	259.220	0.000	490.817	232.954	0.000	482.730	9066.688	12223.607	4900.562

ATTACHMENT NO. 2

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011
11:20:45 AM

AS of Date: JAN2011

SUMMARY
GRYPHON PRODUCTION
AS OF JAN 1, 2011
PROVED DEVELOPED PRODUCING
BFIT EVALUATION

SUMMARY
GRYPHON PRODUCTION COMPANY LLC
CONSTANT PRICE CASE
BFIT EVALUATION

NPV 5.000%	6999.282	BFIT
NPV 12.00%	4383.550	BFIT
NPV 15.00%	3792.496	BFIT
NPV 20.00%	3111.593	BFIT
NPV 25.00%	2651.691	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2011	BFIT
PI	N/A	BFIT

	PRICES			GROSS RESERVES				
	BEGINING	ENDING	AVERAGE	CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	75.73	75.76	75.73	0.000	259.220	259.220	100.000	OIL
GAS	7.83	6.28	7.56	0.000	490.817	490.817	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2011(12Mo)	72.000	13.544	0.000	20.541	11.978	0.000	20.076	75.727	0.000	7.830
2012	72.000	13.021	0.000	19.867	11.519	0.000	19.422	75.727	0.000	7.828
2013	72.000	12.519	0.000	19.216	11.079	0.000	18.790	75.727	0.000	7.825
2014	72.000	12.037	0.000	18.587	10.656	0.000	18.179	75.727	0.000	7.822
2015	72.000	11.575	0.000	17.979	10.250	0.000	17.588	75.727	0.000	7.819
2016	72.000	11.131	0.000	17.392	9.860	0.000	17.018	75.727	0.000	7.816
2017	72.000	10.705	0.000	16.824	9.486	0.000	16.466	75.728	0.000	7.813
2018	72.000	10.295	0.000	16.276	9.126	0.000	15.933	75.728	0.000	7.810
2019	72.000	9.903	0.000	15.746	8.781	0.000	15.418	75.728	0.000	7.807
2020	72.000	9.525	0.000	15.234	8.450	0.000	14.919	75.728	0.000	7.803
2021	65.000	8.668	0.000	14.739	7.706	0.000	14.438	75.726	0.000	7.800
2022	51.000	7.358	0.000	14.260	6.576	0.000	13.972	75.722	0.000	7.797
2023	51.000	7.067	0.000	13.798	6.318	0.000	13.522	75.722	0.000	7.794
2024	51.000	6.788	0.000	13.350	6.072	0.000	13.087	75.722	0.000	7.790
2025	51.000	6.520	0.000	12.918	5.835	0.000	12.666	75.722	0.000	7.787
SUBTOTAL	65.933	150.656	0.000	246.728	133.694	0.000	241.492	75.726	0.000	7.811
REMAINING	26.756	108.564	0.000	244.089	99.260	0.000	241.237	75.727	0.000	7.314
TOT 60Yr	36.550	259.220	0.000	490.817	232.954	0.000	482.730	75.726	0.000	7.564

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2011(12Mo)	1064.382	246.852	96.098	342.950	721.432	0.000	721.432	721.432	685.667	685.667
2012	1024.450	246.852	92.514	339.366	685.084	0.000	685.084	1406.516	591.932	1277.599
2013	986.083	246.852	89.069	335.921	650.162	0.000	650.162	2056.678	510.692	1788.290
2014	949.218	246.852	85.758	332.610	616.608	0.000	616.608	2673.286	440.308	2228.598
2015	913.794	246.852	82.576	329.428	584.366	0.000	584.366	3257.652	379.351	2607.949
2016	879.752	246.852	79.517	326.369	553.383	0.000	553.383	3811.035	326.582	2934.531
2017	847.036	246.852	76.577	323.429	523.608	0.000	523.608	4334.643	280.920	3215.452
2018	815.595	246.852	73.751	320.603	494.992	0.000	494.992	4829.635	241.427	3456.879
2019	785.373	246.852	71.033	317.885	467.488	0.000	467.488	5297.123	207.285	3664.164
2020	756.322	246.852	68.420	315.272	441.050	0.000	441.050	5738.172	177.786	3841.950
2021	696.208	217.276	63.140	280.416	415.792	0.000	415.792	6153.964	152.367	3994.317
2022	606.874	158.124	55.350	213.474	393.399	0.000	393.399	6547.363	131.052	4125.368
2023	583.840	158.124	53.266	211.390	372.450	0.000	372.450	6919.813	112.794	4238.162
2024	561.719	158.124	51.264	209.388	352.330	0.000	352.330	7272.144	97.002	4335.164
2025	540.472	158.124	49.340	207.464	333.008	0.000	333.008	7605.151	83.348	4418.511
SUBTOTAL	12011.117	3318.292	1087.674	4405.966	7605.151	0.000	7605.151	7605.151	4418.512	4418.512
REMAINING	9279.174	3811.605	849.116	4660.721	4618.456	0.000	4618.456	12223.606	482.050	4900.562
TOT 60Yr	21290.293	7129.897	1936.790	9066.688	12223.607	0.000	12223.607	12223.607	4900.562	4900.562

ATTACHMENT NO. 3

Appendices

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011 11:20:45 AM

AS of Date: JAN2011

SUMMARY
GRYPHON PRODUCTION
AS OF JAN 1, 2011
PROVED DEVELOPED PRODUCING
BFIT EVALUATION

SUMMARY
GRYPHON PRODUCTION COMPANY LLC
CONSTANT PRICE CASE
BFIT EVALUATION

NPV 5.000%	6999.282	BFIT
NPV 12.00%	4383.550	BFIT
NPV 15.00%	3792.496	BFIT
NPV 20.00%	3111.593	BFIT
NPV 25.00%	2651.691	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2011	BFIT
PI	N/A	BFIT

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	%REMANING	
OIL	75.73	75.76	75.73	0.000	259.220	259.220	100.000	OIL
GAS	7.83	6.28	7.56	0.000	490.817	490.817	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE ---$/MSCF---
2011(12Mo)	72.000	13.544	0.000	20.541	11.978	0.000	20.076	75.727	0.000	7.830
2012	72.000	13.021	0.000	19.867	11.519	0.000	19.422	75.727	0.000	7.828
2013	72.000	12.519	0.000	19.216	11.079	0.000	18.790	75.727	0.000	7.825
2014	72.000	12.037	0.000	18.587	10.656	0.000	18.179	75.727	0.000	7.822
2015	72.000	11.575	0.000	17.979	10.250	0.000	17.588	75.727	0.000	7.819
2016	72.000	11.131	0.000	17.392	9.860	0.000	17.018	75.727	0.000	7.816
2017	72.000	10.705	0.000	16.824	9.486	0.000	16.466	75.728	0.000	7.813
2018	72.000	10.295	0.000	16.276	9.126	0.000	15.933	75.728	0.000	7.810
2019	72.000	9.903	0.000	15.746	8.781	0.000	15.418	75.728	0.000	7.807
2020	72.000	9.525	0.000	15.234	8.450	0.000	14.919	75.728	0.000	7.803
2021	65.000	8.668	0.000	14.739	7.706	0.000	14.438	75.726	0.000	7.800
2022	51.000	7.358	0.000	14.260	6.576	0.000	13.972	75.722	0.000	7.797
2023	51.000	7.067	0.000	13.798	6.318	0.000	13.522	75.722	0.000	7.794
2024	51.000	6.788	0.000	13.350	6.072	0.000	13.087	75.722	0.000	7.790
2025	51.000	6.520	0.000	12.918	5.835	0.000	12.666	75.722	0.000	7.787
SUBTOTAL	65.933	150.656	0.000	246.728	133.694	0.000	241.492	75.726	0.000	7.811
REMAINING	26.756	108.564	0.000	244.089	99.260	0.000	241.237	75.727	0.000	7.314
TOT 60Yr	36.550	259.220	0.000	490.817	232.954	0.000	482.730	75.726	0.000	7.564

YEAR	NET TOTAL REVENUE ---M$---	NET TOTAL LOE ---M$---	NET TOTAL PROD TAX ---M$---	NET TOTAL LOE+TAX ---M$---	NET LEASE REVENUE ---M$---	NET TOTAL INVESTMENTS ---M$---	NET BFIT CASHFLOW ---M$---	CUM BFIT CASHFLOW ---M$---	BFIT CF DISC 10.00% ---M$---	CUM BFIT CF DISC 10.00% ---M$---
2011(12Mo)	1064.382	246.852	96.098	342.950	721.432	0.000	721.432	721.432	685.667	685.667
2012	1024.450	246.852	92.514	339.366	685.084	0.000	685.084	1406.516	591.932	1277.599
2013	986.083	246.852	89.069	335.921	650.162	0.000	650.162	2056.678	510.692	1788.290
2014	949.218	246.852	85.758	332.610	616.608	0.000	616.608	2673.286	440.308	2228.598
2015	913.794	246.852	82.576	329.428	584.366	0.000	584.366	3257.652	379.351	2607.949
2016	879.752	246.852	79.517	326.369	553.383	0.000	553.383	3811.035	326.582	2934.531
2017	847.036	246.852	76.577	323.429	523.608	0.000	523.608	4334.643	280.920	3215.452
2018	815.595	246.852	73.751	320.603	494.992	0.000	494.992	4829.635	241.427	3456.879
2019	785.373	246.852	71.033	317.885	467.488	0.000	467.488	5297.123	207.285	3664.164
2020	756.322	246.852	68.420	315.272	441.050	0.000	441.050	5738.172	177.786	3841.950
2021	696.208	217.276	63.140	280.416	415.792	0.000	415.792	6153.964	152.367	3994.317
2022	606.874	158.124	55.350	213.474	393.399	0.000	393.399	6547.363	131.052	4125.368
2023	583.840	158.124	53.266	211.390	372.450	0.000	372.450	6919.813	112.794	4238.162
2024	561.719	158.124	51.264	209.388	352.330	0.000	352.330	7272.144	97.002	4335.164
2025	540.472	158.124	49.340	207.464	333.008	0.000	333.008	7605.151	83.348	4418.511
SUBTOTAL	12011.117	3318.292	1087.674	4405.966	7605.151	0.000	7605.151	7605.151	4418.512	4418.512
REMAINING	9279.174	3811.605	849.116	4660.721	4618.456	0.000	4618.456	12223.606	482.050	4900.562
TOT 60Yr	21290.293	7129.897	1936.790	9066.688	12223.607	0.000	12223.607	12223.607	4900.562	4900.562

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011
01:34:50 PM

AS of Date: JAN2011

LIFE	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	NET TOTAL LOE+TAX ----M$----	NET BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----
EAST PAMPA UNIT (002953) 10.7Yr	21.000	18.754	0.000	0.000	16.082	0.000	0.000	1051.211	167.150	122.987
FEE LAND -227- (00391) 37.5Yr	32.000	124.970	0.000	0.000	107.162	0.000	0.000	3533.097	4579.075	2125.490
FEE -227 #5 (025318) 28.8Yr	1.000	0.000	0.000	69.546	0.000	0.000	68.155	424.221	255.962	130.711
FEE -227 #14 (025319) 36.2Yr	1.000	0.000	0.000	100.779	0.000	0.000	98.763	547.351	438.307	200.540
J.A. HOOD (00336) 46.8Yr	2.000	6.001	0.000	0.000	4.962	0.000	0.000	205.035	169.929	66.155
HOOD (00677) 37.6Yr	2.000	6.372	0.000	0.000	5.269	0.000	0.000	233.221	165.965	73.310
T.D. LEWIS (01240) 60Yr	5.000	77.553	0.000	287.646	77.553	0.000	287.646	2163.826	5518.035	1698.349
H.H. MERTEN (00332) 29.4Yr	8.000	25.568	0.000	32.847	21.925	0.000	28.166	908.726	929.183	483.020
WORLEY COMBS (00315) 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUMMARY 60Yr	36.550	259.220	0.000	490.817	232.954	0.000	482.730	9066.688	12223.607	4900.562

C:\Program Files\Eureka95\eureka 2010\gryphon\EAST PAMPA UNIT.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011
11:20:40 AM

AS of Date: JAN2011

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT EVAUALTION

NAME: EAST PAMPA UNIT (002953)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

NPV 5.000%	141.934	BFIT
NPV 12.00%	116.708	BFIT
NPV 15.00%	108.391	BFIT
NPV 20.00%	96.897	BFIT
NPV 25.00%	87.666	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2011	BFIT
PI	N/A	BFIT

------- INTERESTS AND EFFECTIVE DATE -------

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.85750	0.85750	0.85750	0.85750	JAN2011

	BEGINING (PRICES)	ENDING (PRICES)	AVERAGE (PRICES)	CUMULATIVE (GROSS RESERVES)	REMAINING (GROSS RESERVES)	ULTIMATE (GROSS RESERVES)	%REMANING	
OIL	75.76	75.76	75.76	0.000	18.754	18.754	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF--
2011(12Mo)	21.000	2.022	0.000	0.000	1.734	0.000	0.000	75.760	0.000	0.000
2012	21.000	1.962	0.000	0.000	1.683	0.000	0.000	75.760	0.000	0.000
2013	21.000	1.905	0.000	0.000	1.633	0.000	0.000	75.760	0.000	0.000
2014	21.000	1.849	0.000	0.000	1.586	0.000	0.000	75.760	0.000	0.000
2015	21.000	1.795	0.000	0.000	1.539	0.000	0.000	75.760	0.000	0.000
2016	21.000	1.742	0.000	0.000	1.494	0.000	0.000	75.760	0.000	0.000
2017	21.000	1.691	0.000	0.000	1.450	0.000	0.000	75.760	0.000	0.000
2018	21.000	1.642	0.000	0.000	1.408	0.000	0.000	75.760	0.000	0.000
2019	21.000	1.593	0.000	0.000	1.366	0.000	0.000	75.760	0.000	0.000
2020	21.000	1.547	0.000	0.000	1.326	0.000	0.000	75.760	0.000	0.000
2021(8Mo)	21.000	1.006	0.000	0.000	0.863	0.000	0.000	75.760	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2025	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	21.000	18.754	0.000	0.000	16.082	0.000	0.000	75.760	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 10.7Yr	21.000	18.754	0.000	0.000	16.082	0.000	0.000	75.760	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2011(12Mo)	131.343	88.728	11.295	100.023	31.319	0.000	31.319	31.319	29.781	29.781
2012	127.492	88.728	10.964	99.692	27.800	0.000	27.800	59.119	24.033	53.815
2013	123.754	88.728	10.643	99.371	24.383	0.000	24.383	83.502	19.165	72.980
2014	120.125	88.728	10.331	99.059	21.067	0.000	21.067	104.568	15.055	88.035
2015	116.603	88.728	10.028	98.756	17.847	0.000	17.847	122.416	11.597	99.633
2016	113.185	88.728	9.734	98.462	14.723	0.000	14.723	137.139	8.699	108.332
2017	109.866	88.728	9.448	98.176	11.690	0.000	11.690	148.828	6.281	114.613
2018	106.645	88.728	9.172	97.900	8.746	0.000	8.746	157.574	4.275	118.888
2019	103.518	88.728	8.903	97.631	5.888	0.000	5.888	163.462	2.619	121.508
2020	100.483	88.728	8.642	97.370	3.114	0.000	3.114	166.576	1.263	122.771
2021(8Mo)	65.347	59.152	5.620	64.772	0.575	0.000	0.575	167.150	0.216	122.987
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	167.150	0.000	122.987
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	167.150	0.000	122.987
2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	167.150	0.000	122.987
2025	0.000	0.000	0.000	0.000	0.000	0.000	0.000	167.150	0.000	122.987
SUBTOTAL	1218.361	946.432	104.779	1051.211	167.150	0.000	167.150	167.150	122.987	122.987
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	167.150	0.000	122.987
TOT 10.7Yr	1218.361	946.432	104.779	1051.211	167.150	0.000	167.150	167.150	122.987	122.987

C:\Program Files\Eureka95\eureka 2010\gryphon\FEE 227.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011
11:20:40 AM

AS of Date: JAN2011

NAME: FEE LAND -227- (00391)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	2930.523	BFIT
NPV 12.00%	1914.511	BFIT
NPV 15.00%	1667.984	BFIT
NPV 20.00%	1377.852	BFIT
NPV 25.00%	1178.777	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2011	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.85750	0.85750	0.85750	0.85750	JAN2011

	PRICES BEGINING	ENDING	AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	75.70	75.70	75.70	0.000	124.970	124.970	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT (WELLS)	GROSS OIL PRODUCTION (MBBLS)	GROSS COND PRODUCTION (MBBLS)	GROSS GAS PRODUCTION (MMSCF)	NET OIL PRODUCTION (MBBLS)	NET COND PRODUCTION (MBBLS)	NET GAS PRODUCTION (MMSCF)	AVERAGE OIL PRICE ($/BBL)	AVERAGE COND PRICE ($/BBL)	AVERAGE GAS PRICE ($/MSCF)
2011(12Mo)	32.000	6.758	0.000	0.000	5.795	0.000	0.000	75.700	0.000	0.000
2012	32.000	6.460	0.000	0.000	5.540	0.000	0.000	75.700	0.000	0.000
2013	32.000	6.175	0.000	0.000	5.295	0.000	0.000	75.700	0.000	0.000
2014	32.000	5.903	0.000	0.000	5.062	0.000	0.000	75.700	0.000	0.000
2015	32.000	5.642	0.000	0.000	4.838	0.000	0.000	75.700	0.000	0.000
2016	32.000	5.393	0.000	0.000	4.625	0.000	0.000	75.700	0.000	0.000
2017	32.000	5.155	0.000	0.000	4.421	0.000	0.000	75.700	0.000	0.000
2018	32.000	4.928	0.000	0.000	4.226	0.000	0.000	75.700	0.000	0.000
2019	32.000	4.710	0.000	0.000	4.039	0.000	0.000	75.700	0.000	0.000
2020	32.000	4.503	0.000	0.000	3.861	0.000	0.000	75.700	0.000	0.000
2021	32.000	4.304	0.000	0.000	3.691	0.000	0.000	75.700	0.000	0.000
2022	32.000	4.114	0.000	0.000	3.528	0.000	0.000	75.700	0.000	0.000
2023	32.000	3.932	0.000	0.000	3.372	0.000	0.000	75.700	0.000	0.000
2024	32.000	3.759	0.000	0.000	3.223	0.000	0.000	75.700	0.000	0.000
2025	32.000	3.593	0.000	0.000	3.081	0.000	0.000	75.700	0.000	0.000
SUBTOTAL	32.000	75.330	0.000	0.000	64.596	0.000	0.000	75.700	0.000	0.000
REMAINING	32.000	49.640	0.000	0.000	42.566	0.000	0.000	75.700	0.000	0.000
TOT 37.5Yr	32.000	124.970	0.000	0.000	107.162	0.000	0.000	75.700	0.000	0.000

YEAR	NET TOTAL REVENUE (M$)	NET TOTAL LOE (M$)	NET TOTAL PROD TAX (M$)	NET TOTAL LOE+TAX (M$)	NET LEASE REVENUE (M$)	NET TOTAL INVESTMENTS (M$)	NET BFIT CASHFLOW (M$)	CUM BFIT CASHFLOW (M$)	BFIT CF DISC 10.00% (M$)	CUM BFIT CF DISC 10.00% (M$)
2011(12Mo)	438.704	75.612	37.729	113.341	325.363	0.000	325.363	325.363	309.244	309.244
2012	419.347	75.612	36.064	111.676	307.671	0.000	307.671	633.034	265.845	575.089
2013	400.844	75.612	34.473	110.085	290.759	0.000	290.759	923.794	228.394	803.483
2014	383.158	75.612	32.952	108.564	274.594	0.000	274.594	1198.388	196.089	999.572
2015	366.251	75.612	31.498	107.110	259.142	0.000	259.142	1457.529	168.232	1167.804
2016	350.091	75.612	30.108	105.720	244.371	0.000	244.371	1701.901	144.222	1312.026
2017	334.644	75.612	28.779	104.391	230.252	0.000	230.252	1932.153	123.537	1435.562
2018	319.879	75.612	27.510	103.122	216.757	0.000	216.757	2148.910	105.724	1541.286
2019	305.764	75.612	26.296	101.908	203.857	0.000	203.857	2352.767	90.394	1631.680
2020	292.273	75.612	25.135	100.747	191.525	0.000	191.525	2544.292	77.206	1708.886
2021	279.377	75.612	24.026	99.638	179.739	0.000	179.739	2724.031	65.868	1774.754
2022	267.050	75.612	22.966	98.578	168.471	0.000	168.471	2892.502	56.127	1830.881
2023	255.267	75.612	21.953	97.565	157.702	0.000	157.702	3050.204	47.763	1878.645
2024	244.004	75.612	20.984	96.596	147.407	0.000	147.407	3197.611	40.587	1919.232
2025	233.237	75.612	20.058	95.670	137.567	0.000	137.567	3335.178	34.435	1953.667
SUBTOTAL	4889.889	1134.180	420.530	1554.710	3335.178	0.000	3335.178	3335.178	1953.667	1953.667
REMAINING	3222.283	1701.270	277.116	1978.386	1243.896	0.000	1243.896	4579.075	171.823	2125.490
TOT 37.5Yr	8112.172	2835.450	697.647	3533.097	4579.075	0.000	4579.075	4579.075	2125.490	2125.490

C:\Program Files\Eureka95\eureka 2010\gryphon\FEE 227 5.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011 11:20:41 AM

AS of Date:	JAN2011	GRYPHON PRODUCTION COMPANY, LLC.	NPV 5.000%	174.780 BFIT
NAME:	FEE -227 #5 (025318)	PROVED DEVELOPED PRODUCING	NPV 12.00%	118.588 BFIT
FIELD:	PANHANDLE WEST	WORKING INTEREST	NPV 15.00%	104.112 BFIT
LOCATION:	GRAY COUNTY, TEXAS	CONSTANT PRICE CASE	NPV 20.00%	86.666 BFIT
FORMATION:	PERMIAN	BFIT ECONOMIC EVALUATION	NPV 25.00%	74.462 BFIT
OPERATOR:	GRYPHON PRODUCTION COMPANY, LL		IRR	>100% BFIT
			PAYOUT	JAN2011 BFIT
			PI	N/A BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.98000	0.98000	0.98000	0.98000	JAN2011

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	9.98	9.98	9.98	0.000	69.546	69.546	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2011(12Mo)	1.000	0.000	0.000	3.784	0.000	0.000	3.709	0.000	0.000	9.980
2012	1.000	0.000	0.000	3.653	0.000	0.000	3.580	0.000	0.000	9.980
2013	1.000	0.000	0.000	3.525	0.000	0.000	3.455	0.000	0.000	9.980
2014	1.000	0.000	0.000	3.402	0.000	0.000	3.334	0.000	0.000	9.980
2015	1.000	0.000	0.000	3.284	0.000	0.000	3.218	0.000	0.000	9.980
2016	1.000	0.000	0.000	3.169	0.000	0.000	3.106	0.000	0.000	9.980
2017	1.000	0.000	0.000	3.059	0.000	0.000	2.998	0.000	0.000	9.980
2018	1.000	0.000	0.000	2.952	0.000	0.000	2.893	0.000	0.000	9.980
2019	1.000	0.000	0.000	2.850	0.000	0.000	2.793	0.000	0.000	9.980
2020	1.000	0.000	0.000	2.750	0.000	0.000	2.695	0.000	0.000	9.980
2021	1.000	0.000	0.000	2.654	0.000	0.000	2.601	0.000	0.000	9.980
2022	1.000	0.000	0.000	2.562	0.000	0.000	2.511	0.000	0.000	9.980
2023	1.000	0.000	0.000	2.473	0.000	0.000	2.423	0.000	0.000	9.980
2024	1.000	0.000	0.000	2.386	0.000	0.000	2.339	0.000	0.000	9.980
2025	1.000	0.000	0.000	2.303	0.000	0.000	2.257	0.000	0.000	9.980
SUBTOTAL	1.000	0.000	0.000	44.808	0.000	0.000	43.912	0.000	0.000	9.980
REMAINING	1.000	0.000	0.000	24.737	0.000	0.000	24.243	0.000	0.000	9.980
TOT 28.8Yr	1.000	0.000	0.000	69.546	0.000	0.000	68.155	0.000	0.000	9.980

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2011(12Mo)	37.014	12.000	4.257	16.257	20.757	0.000	20.757	20.757	19.729	19.729
2012	35.724	12.000	4.108	16.108	19.616	0.000	19.616	40.373	16.949	36.678
2013	34.479	12.000	3.965	15.965	18.514	0.000	18.514	58.887	14.543	51.221
2014	33.277	12.000	3.827	15.827	17.451	0.000	17.451	76.337	12.462	63.683
2015	32.118	12.000	3.694	15.694	16.424	0.000	16.424	92.762	10.663	74.346
2016	30.999	12.000	3.565	15.565	15.434	0.000	15.434	108.196	9.109	83.455
2017	29.918	12.000	3.441	15.441	14.478	0.000	14.478	122.674	7.768	91.223
2018	28.876	12.000	3.321	15.321	13.555	0.000	13.555	136.229	6.612	97.835
2019	27.870	12.000	3.205	15.205	12.665	0.000	12.665	148.893	5.616	103.451
2020	26.898	12.000	3.093	15.093	11.805	0.000	11.805	160.698	4.759	108.210
2021	25.961	12.000	2.986	14.986	10.976	0.000	10.976	171.674	4.022	112.232
2022	25.056	12.000	2.881	14.881	10.175	0.000	10.175	181.849	3.390	115.622
2023	24.183	12.000	2.781	14.781	9.402	0.000	9.402	191.251	2.848	118.470
2024	23.340	12.000	2.684	14.684	8.656	0.000	8.656	199.907	2.384	120.854
2025	22.527	12.000	2.591	14.591	7.937	0.000	7.937	207.844	1.987	122.841
SUBTOTAL	438.242	180.000	50.398	230.398	207.844	0.000	207.844	207.844	122.841	122.841
REMAINING	241.942	166.000	27.823	193.823	48.118	0.000	48.118	255.962	7.870	130.711
TOT 28.8Yr	680.183	346.000	78.221	424.221	255.962	0.000	255.962	255.962	130.711	130.711

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011 11:20:41 AM

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

AS of Date: JAN2011

NAME: FEE -227 #14 (025319)
FIELD: PANHANDLE WEST
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

NPV 5.000%	278.442	BFIT
NPV 12.00%	180.203	BFIT
NPV 15.00%	156.510	BFIT
NPV 20.00%	128.752	BFIT
NPV 25.00%	109.806	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2011	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.98000	0.98000	0.98000	0.98000	JAN2011

	PRICES BEGINING	ENDING	AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	9.98	9.98	9.98	0.000	100.779	100.779	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2011(12Mo)	1.000	0.000	0.000	4.823	0.000	0.000	4.727	0.000	0.000	9.980
2012	1.000	0.000	0.000	4.658	0.000	0.000	4.565	0.000	0.000	9.980
2013	1.000	0.000	0.000	4.498	0.000	0.000	4.408	0.000	0.000	9.980
2014	1.000	0.000	0.000	4.343	0.000	0.000	4.256	0.000	0.000	9.980
2015	1.000	0.000	0.000	4.194	0.000	0.000	4.110	0.000	0.000	9.980
2016	1.000	0.000	0.000	4.050	0.000	0.000	3.969	0.000	0.000	9.980
2017	1.000	0.000	0.000	3.911	0.000	0.000	3.833	0.000	0.000	9.980
2018	1.000	0.000	0.000	3.777	0.000	0.000	3.701	0.000	0.000	9.980
2019	1.000	0.000	0.000	3.647	0.000	0.000	3.574	0.000	0.000	9.980
2020	1.000	0.000	0.000	3.522	0.000	0.000	3.452	0.000	0.000	9.980
2021	1.000	0.000	0.000	3.401	0.000	0.000	3.333	0.000	0.000	9.980
2022	1.000	0.000	0.000	3.284	0.000	0.000	3.219	0.000	0.000	9.980
2023	1.000	0.000	0.000	3.172	0.000	0.000	3.108	0.000	0.000	9.980
2024	1.000	0.000	0.000	3.063	0.000	0.000	3.001	0.000	0.000	9.980
2025	1.000	0.000	0.000	2.958	0.000	0.000	2.898	0.000	0.000	9.980
SUBTOTAL	1.000	0.000	0.000	57.301	0.000	0.000	56.155	0.000	0.000	9.980
REMAINING	1.000	0.000	0.000	43.477	0.000	0.000	42.608	0.000	0.000	9.980
TOT 36.2Yr	1.000	0.000	0.000	100.779	0.000	0.000	98.763	0.000	0.000	9.980

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2011(12Mo)	47.173	12.000	5.425	17.425	29.748	0.000	29.748	29.748	28.273	28.273
2012	45.554	12.000	5.239	17.239	28.315	0.000	28.315	58.064	24.465	52.738
2013	43.990	12.000	5.059	17.059	26.931	0.000	26.931	84.995	21.154	73.891
2014	42.480	12.000	4.885	16.885	25.595	0.000	25.595	110.589	18.276	92.168
2015	41.021	12.000	4.717	16.717	24.304	0.000	24.304	134.893	15.777	107.945
2016	39.613	12.000	4.556	16.556	23.058	0.000	23.058	157.951	13.607	121.552
2017	38.253	12.000	4.399	16.399	21.854	0.000	21.854	179.805	11.725	133.277
2018	36.940	12.000	4.248	16.248	20.692	0.000	20.692	200.497	10.092	143.369
2019	35.672	12.000	4.102	16.102	19.570	0.000	19.570	220.066	8.677	152.046
2020	34.447	12.000	3.961	15.961	18.486	0.000	18.486	238.552	7.451	159.498
2021	33.265	12.000	3.825	15.825	17.439	0.000	17.439	255.991	6.391	165.888
2022	32.122	12.000	3.694	15.694	16.428	0.000	16.428	272.419	5.473	171.361
2023	31.020	12.000	3.567	15.567	15.452	0.000	15.452	287.872	4.680	176.041
2024	29.955	12.000	3.445	15.445	14.510	0.000	14.510	302.382	3.995	180.036
2025	28.926	12.000	3.327	15.327	13.600	0.000	13.600	315.981	3.404	183.440
SUBTOTAL	560.431	180.000	64.450	244.450	315.981	0.000	315.981	315.981	183.440	183.440
REMAINING	425.226	254.000	48.901	302.901	122.325	0.000	122.325	438.307	17.100	200.540
TOT 36.2Yr	985.657	434.000	113.351	547.351	438.307	0.000	438.307	438.307	200.540	200.540

C:\Program Files\Eureka95\eureka 2010\gryphon\HOOD.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011 11:20:42 AM

AS of Date: JAN2011

NAME: J.A. HOOD (00336)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	96.723	BFIT
NPV 12.00%	58.707	BFIT
NPV 15.00%	50.287	BFIT
NPV 20.00%	40.748	BFIT
NPV 25.00%	34.421	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2011	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.82687	0.82687	0.82687	0.82687	JAN2011

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	75.56	75.56	75.56	0.000	6.001	6.001	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT (WELLS)	GROSS OIL PRODUCTION (MBBLS)	GROSS COND PRODUCTION (MBBLS)	GROSS GAS PRODUCTION (MMSCF)	NET OIL PRODUCTION (MBBLS)	NET COND PRODUCTION (MBBLS)	NET GAS PRODUCTION (MMSCF)	AVERAGE OIL PRICE ($/BBL)	AVERAGE COND PRICE ($/BBL)	AVERAGE GAS PRICE ($/MSCF)
2011(12Mo)	2.000	0.221	0.000	0.000	0.183	0.000	0.000	75.560	0.000	0.000
2012	2.000	0.216	0.000	0.000	0.178	0.000	0.000	75.560	0.000	0.000
2013	2.000	0.210	0.000	0.000	0.174	0.000	0.000	75.560	0.000	0.000
2014	2.000	0.204	0.000	0.000	0.169	0.000	0.000	75.560	0.000	0.000
2015	2.000	0.199	0.000	0.000	0.165	0.000	0.000	75.560	0.000	0.000
2016	2.000	0.194	0.000	0.000	0.160	0.000	0.000	75.560	0.000	0.000
2017	2.000	0.189	0.000	0.000	0.156	0.000	0.000	75.560	0.000	0.000
2018	2.000	0.184	0.000	0.000	0.152	0.000	0.000	75.560	0.000	0.000
2019	2.000	0.179	0.000	0.000	0.148	0.000	0.000	75.560	0.000	0.000
2020	2.000	0.174	0.000	0.000	0.144	0.000	0.000	75.560	0.000	0.000
2021	2.000	0.170	0.000	0.000	0.140	0.000	0.000	75.560	0.000	0.000
2022	2.000	0.165	0.000	0.000	0.137	0.000	0.000	75.560	0.000	0.000
2023	2.000	0.161	0.000	0.000	0.133	0.000	0.000	75.560	0.000	0.000
2024	2.000	0.157	0.000	0.000	0.130	0.000	0.000	75.560	0.000	0.000
2025	2.000	0.153	0.000	0.000	0.126	0.000	0.000	75.560	0.000	0.000
SUBTOTAL	2.000	2.775	0.000	0.000	2.295	0.000	0.000	75.560	0.000	0.000
REMAINING	2.000	3.226	0.000	0.000	2.668	0.000	0.000	75.560	0.000	0.000
TOT 46.8Yr	2.000	6.001	0.000	0.000	4.962	0.000	0.000	75.560	0.000	0.000

YEAR	NET TOTAL REVENUE (M$)	NET TOTAL LOE (M$)	NET TOTAL PROD TAX (M$)	NET TOTAL LOE+TAX (M$)	NET LEASE REVENUE (M$)	NET TOTAL INVESTMENTS (M$)	NET BFIT CASHFLOW (M$)	CUM BFIT CASHFLOW (M$)	BFIT CF DISC 10.00% (M$)	CUM BFIT CF DISC 10.00% (M$)
2011(12Mo)	13.835	3.696	1.190	4.886	8.949	0.000	8.949	8.949	8.505	8.505
2012	13.472	3.696	1.159	4.855	8.617	0.000	8.617	17.567	7.445	15.950
2013	13.118	3.696	1.128	4.824	8.294	0.000	8.294	25.861	6.514	22.464
2014	12.773	3.696	1.099	4.795	7.979	0.000	7.979	33.839	5.697	28.160
2015	12.438	3.696	1.070	4.766	7.672	0.000	7.672	41.512	4.980	33.140
2016	12.111	3.696	1.042	4.738	7.374	0.000	7.374	48.885	4.351	37.492
2017	11.793	3.696	1.014	4.710	7.083	0.000	7.083	55.968	3.800	41.291
2018	11.483	3.696	0.988	4.684	6.800	0.000	6.800	62.768	3.316	44.607
2019	11.182	3.696	0.962	4.658	6.524	0.000	6.524	69.292	2.892	47.500
2020	10.888	3.696	0.936	4.632	6.256	0.000	6.256	75.548	2.521	50.021
2021	10.602	3.696	0.912	4.608	5.994	0.000	5.994	81.542	2.196	52.217
2022	10.324	3.696	0.888	4.584	5.740	0.000	5.740	87.282	1.912	54.129
2023	10.052	3.696	0.865	4.561	5.492	0.000	5.492	92.773	1.663	55.792
2024	9.788	3.696	0.842	4.538	5.251	0.000	5.251	98.024	1.445	57.238
2025	9.531	3.696	0.820	4.516	5.016	0.000	5.016	103.040	1.255	58.493
SUBTOTAL	173.391	55.440	14.912	70.352	103.040	0.000	103.040	103.040	58.493	58.493
REMAINING	201.573	117.348	17.335	134.683	66.890	0.000	66.890	169.929	7.662	66.155
TOT 46.8Yr	374.964	172.788	32.247	205.035	169.929	0.000	169.929	169.929	66.155	66.155

C:\Program Files\Eureka95\eureka 2010\gryphon\HOOD 677.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011
11:20:43 AM

AS of Date: JAN2011

NAME: HOOD (00677)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	103.077 BFIT
NPV 12.00%	65.652 BFIT
NPV 15.00%	56.794 BFIT
NPV 20.00%	46.506 BFIT
NPV 25.00%	39.539 BFIT
IRR	>100% BFIT
PAYOUT	JAN2011 BFIT
PI	N/A BFIT

======= INTERESTS AND EFFECTIVE DATE =======

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.82687	0.82687	0.82687	0.82687	JAN2011

	PRICES BEGINING	ENDING	AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	75.76	75.76	75.76	0.000	6.372	6.372	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF--
2011(12Mo)	2.000	0.277	0.000	0.000	0.229	0.000	0.000	75.760	0.000	0.000
2012	2.000	0.269	0.000	0.000	0.222	0.000	0.000	75.760	0.000	0.000
2013	2.000	0.261	0.000	0.000	0.216	0.000	0.000	75.760	0.000	0.000
2014	2.000	0.253	0.000	0.000	0.209	0.000	0.000	75.760	0.000	0.000
2015	2.000	0.246	0.000	0.000	0.203	0.000	0.000	75.760	0.000	0.000
2016	2.000	0.239	0.000	0.000	0.197	0.000	0.000	75.760	0.000	0.000
2017	2.000	0.232	0.000	0.000	0.192	0.000	0.000	75.760	0.000	0.000
2018	2.000	0.225	0.000	0.000	0.186	0.000	0.000	75.760	0.000	0.000
2019	2.000	0.218	0.000	0.000	0.181	0.000	0.000	75.760	0.000	0.000
2020	2.000	0.212	0.000	0.000	0.175	0.000	0.000	75.760	0.000	0.000
2021	2.000	0.206	0.000	0.000	0.170	0.000	0.000	75.760	0.000	0.000
2022	2.000	0.200	0.000	0.000	0.165	0.000	0.000	75.760	0.000	0.000
2023	2.000	0.194	0.000	0.000	0.160	0.000	0.000	75.760	0.000	0.000
2024	2.000	0.188	0.000	0.000	0.156	0.000	0.000	75.760	0.000	0.000
2025	2.000	0.183	0.000	0.000	0.151	0.000	0.000	75.760	0.000	0.000
SUBTOTAL	2.000	3.402	0.000	0.000	2.813	0.000	0.000	75.760	0.000	0.000
REMAINING	2.000	2.970	0.000	0.000	2.456	0.000	0.000	75.760	0.000	0.000
TOT 37.6Yr	2.000	6.372	0.000	0.000	5.269	0.000	0.000	75.760	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2011(12Mo)	17.333	5.292	1.491	6.783	10.550	0.000	10.550	10.550	10.027	10.027
2012	16.828	5.292	1.447	6.739	10.089	0.000	10.089	20.639	8.717	18.744
2013	16.338	5.292	1.405	6.697	9.641	0.000	9.641	30.281	7.573	26.316
2014	15.862	5.292	1.364	6.656	9.206	0.000	9.206	39.487	6.574	32.890
2015	15.400	5.292	1.324	6.616	8.784	0.000	8.784	48.271	5.702	38.592
2016	14.952	5.292	1.286	6.578	8.374	0.000	8.374	56.645	4.942	43.533
2017	14.517	5.292	1.248	6.540	7.976	0.000	7.976	64.621	4.279	47.813
2018	14.094	5.292	1.212	6.504	7.590	0.000	7.590	72.211	3.702	51.514
2019	13.683	5.292	1.177	6.469	7.215	0.000	7.215	79.425	3.199	54.713
2020	13.285	5.292	1.142	6.434	6.850	0.000	6.850	86.276	2.761	57.474
2021	12.898	5.292	1.109	6.401	6.497	0.000	6.497	92.772	2.381	59.855
2022	12.522	5.292	1.077	6.369	6.153	0.000	6.153	98.926	2.050	61.905
2023	12.158	5.292	1.046	6.338	5.820	0.000	5.820	104.746	1.763	63.667
2024	11.804	5.292	1.015	6.307	5.497	0.000	5.497	110.243	1.513	65.181
2025	11.460	5.292	0.986	6.278	5.182	0.000	5.182	115.425	1.297	66.478
SUBTOTAL	213.134	79.380	18.330	97.710	115.425	0.000	115.425	115.425	66.478	66.478
REMAINING	186.052	119.511	16.000	135.511	50.540	0.000	50.540	165.965	6.832	73.310
TOT 37.6Yr	399.186	198.891	34.330	233.221	165.965	0.000	165.965	165.965	73.310	73.310

C:\Program Files\Eureka95\eureka 2010\gryphon\LEWIS.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011 11:20:43 AM

AS of Date: JAN2011

NAME: T.D. LEWIS (01240)
FIELD: PANHANDLE HUTCHINSON COUNTY
LOCATION: HUTCHINSON COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	2633.131	BFIT
NPV 12.00%	1489.766	BFIT
NPV 15.00%	1261.255	BFIT
NPV 20.00%	1010.323	BFIT
NPV 25.00%	847.728	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2011	BFIT
PI	N/A	BFIT

------- INTERESTS AND EFFECTIVE DATE -------

COST	OIL	GAS	COND	PRODT	DATE
1.00000	1.00000	1.00000	1.00000	1.00000	JAN2011

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	GROSS RESERVES %REMAINING	
OIL	75.76	75.76	75.76	0.000	77.553	77.553	100.000	OIL
GAS	6.28	6.28	6.28	0.000	287.646	287.646	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF--
2011(12Mo)	5.000	2.662	0.000	9.873	2.662	0.000	9.873	75.760	0.000	6.280
2012	5.000	2.587	0.000	9.595	2.587	0.000	9.595	75.760	0.000	6.280
2013	5.000	2.514	0.000	9.325	2.514	0.000	9.325	75.760	0.000	6.280
2014	5.000	2.444	0.000	9.063	2.444	0.000	9.063	75.760	0.000	6.280
2015	5.000	2.375	0.000	8.808	2.375	0.000	8.808	75.760	0.000	6.280
2016	5.000	2.308	0.000	8.560	2.308	0.000	8.560	75.760	0.000	6.280
2017	5.000	2.243	0.000	8.320	2.243	0.000	8.320	75.760	0.000	6.280
2018	5.000	2.180	0.000	8.086	2.180	0.000	8.086	75.760	0.000	6.280
2019	5.000	2.119	0.000	7.858	2.119	0.000	7.858	75.760	0.000	6.280
2020	5.000	2.059	0.000	7.637	2.059	0.000	7.637	75.760	0.000	6.280
2021	5.000	2.001	0.000	7.422	2.001	0.000	7.422	75.760	0.000	6.280
2022	5.000	1.945	0.000	7.214	1.945	0.000	7.214	75.760	0.000	6.280
2023	5.000	1.890	0.000	7.011	1.890	0.000	7.011	75.760	0.000	6.280
2024	5.000	1.837	0.000	6.814	1.837	0.000	6.814	75.760	0.000	6.280
2025	5.000	1.785	0.000	6.622	1.785	0.000	6.622	75.760	0.000	6.280
SUBTOTAL	5.000	32.949	0.000	122.207	32.949	0.000	122.207	75.760	0.000	6.280
REMAINING	5.000	44.605	0.000	165.439	44.605	0.000	165.439	75.760	0.000	6.280
TOT 60Yr	5.000	77.553	0.000	287.646	77.553	0.000	287.646	75.760	0.000	6.280

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2011(12Mo)	263.663	24.180	24.473	48.653	215.010	0.000	215.010	215.010	204.319	204.319
2012	256.247	24.180	23.785	47.965	208.283	0.000	208.283	423.292	179.933	384.252
2013	249.040	24.180	23.116	47.296	201.744	0.000	201.744	625.037	158.441	542.693
2014	242.036	24.180	22.466	46.646	195.390	0.000	195.390	820.427	139.501	682.194
2015	235.228	24.180	21.834	46.014	189.215	0.000	189.215	1009.641	122.811	805.005
2016	228.612	24.180	21.220	45.400	183.212	0.000	183.212	1192.854	108.105	913.110
2017	222.182	24.180	20.623	44.803	177.379	0.000	177.379	1370.233	95.148	1008.258
2018	215.933	24.180	20.043	44.223	171.711	0.000	171.711	1541.944	83.734	1091.992
2019	209.860	24.180	19.479	43.659	166.201	0.000	166.201	1708.145	73.679	1165.671
2020	203.957	24.180	18.931	43.111	160.846	0.000	160.846	1868.991	64.823	1230.494
2021	198.222	24.180	18.399	42.579	155.643	0.000	155.643	2024.634	57.024	1287.518
2022	192.646	24.180	17.881	42.061	150.585	0.000	150.585	2175.219	50.155	1337.674
2023	187.228	24.180	17.378	41.558	145.669	0.000	145.669	2320.888	44.107	1381.781
2024	181.962	24.180	16.890	41.070	140.892	0.000	140.892	2461.780	38.783	1420.564
2025	176.844	24.180	16.415	40.595	136.249	0.000	136.249	2598.030	34.095	1454.659
SUBTOTAL	3263.661	362.700	302.931	665.631	2598.030	0.000	2598.030	2598.030	1454.659	1454.659
REMAINING	4418.196	1088.100	410.095	1498.195	2920.005	0.000	2920.005	5518.035	243.689	1698.349
TOT 60Yr	7681.857	1450.800	713.026	2163.826	5518.035	0.000	5518.035	5518.035	1698.349	1698.349

C:\Program files\Eureka95\eureka 2010\gryphon\MERTEN.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011
11:20:44 AM

AS of Date: JAN2011

NAME: H.H. MERTEN (00332)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	640.671	BFIT
NPV 12.00%	439.415	BFIT
NPV 15.00%	387.164	BFIT
NPV 20.00%	323.850	BFIT
NPV 25.00%	279.291	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2011	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE					
COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.85750	0.85750	0.85750	0.85750	JAN2011

	PRICES BEGINING	ENDING	AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	75.76	75.76	75.76	0.000	25.568	25.568	100.000	OIL
GAS	6.28	6.28	6.28	0.000	32.847	32.847	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE ---$/MSCF---
2011(12Mo)	8.000	1.604	0.000	2.061	1.376	0.000	1.767	75.760	0.000	6.280
2012	8.000	1.527	0.000	1.962	1.310	0.000	1.682	75.760	0.000	6.280
2013	8.000	1.454	0.000	1.868	1.247	0.000	1.602	75.760	0.000	6.280
2014	8.000	1.384	0.000	1.778	1.187	0.000	1.525	75.760	0.000	6.280
2015	8.000	1.318	0.000	1.693	1.130	0.000	1.452	75.760	0.000	6.280
2016	8.000	1.255	0.000	1.612	1.076	0.000	1.382	75.760	0.000	6.280
2017	8.000	1.194	0.000	1.535	1.024	0.000	1.316	75.760	0.000	6.280
2018	8.000	1.137	0.000	1.461	0.975	0.000	1.253	75.760	0.000	6.280
2019	8.000	1.083	0.000	1.391	0.928	0.000	1.193	75.760	0.000	6.280
2020	8.000	1.031	0.000	1.324	0.884	0.000	1.135	75.760	0.000	6.280
2021	8.000	0.981	0.000	1.261	0.841	0.000	1.081	75.760	0.000	6.280
2022	8.000	0.934	0.000	1.200	0.801	0.000	1.029	75.760	0.000	6.280
2023	8.000	0.889	0.000	1.143	0.763	0.000	0.980	75.760	0.000	6.280
2024	8.000	0.847	0.000	1.088	0.726	0.000	0.933	75.760	0.000	6.280
2025	8.000	0.806	0.000	1.036	0.691	0.000	0.888	75.760	0.000	6.280
SUBTOTAL	8.000	17.445	0.000	22.411	14.959	0.000	19.218	75.760	0.000	6.280
REMAINING	8.000	8.123	0.000	10.435	6.965	0.000	8.948	75.760	0.000	6.280
TOT 29.4Yr	8.000	25.568	0.000	32.847	21.925	0.000	28.166	75.760	0.000	6.280

YEAR	NET TOTAL REVENUE ---M$---	NET TOTAL LOE ---M$---	NET TOTAL PROD TAX ---M$---	NET TOTAL LOE+TAX ---M$---	NET LEASE REVENUE ---M$---	NET TOTAL INVESTMENTS ---M$---	NET BFIT CASHFLOW ---M$---	CUM BFIT CASHFLOW ---M$---	BFIT CF DISC 10.00% ---M$---	CUM BFIT CF DISC 10.00% ---M$---
2011(12Mo)	115.317	25.344	10.239	35.583	79.734	0.000	79.734	79.734	75.789	75.789
2012	109.786	25.344	9.748	35.092	74.694	0.000	74.694	154.428	64.544	140.334
2013	104.520	25.344	9.280	34.624	69.895	0.000	69.895	224.323	54.908	195.241
2014	99.506	25.344	8.835	34.179	65.327	0.000	65.327	289.650	46.654	241.896
2015	94.733	25.344	8.411	33.755	60.978	0.000	60.978	350.628	39.590	281.485
2016	90.189	25.344	8.008	33.352	56.837	0.000	56.837	407.465	33.547	315.032
2017	85.863	25.344	7.624	32.968	52.895	0.000	52.895	460.360	28.383	343.415
2018	81.745	25.344	7.258	32.602	49.142	0.000	49.142	509.503	23.972	367.387
2019	77.824	25.344	6.910	32.254	45.570	0.000	45.570	555.072	20.209	387.596
2020	74.091	25.344	6.579	31.923	42.168	0.000	42.168	597.240	17.001	404.596
2021	70.537	25.344	6.263	31.607	38.930	0.000	38.930	636.170	14.268	418.865
2022	67.153	25.344	5.963	31.307	35.847	0.000	35.847	672.017	11.944	430.809
2023	63.932	25.344	5.677	31.021	32.912	0.000	32.912	704.929	9.970	440.778
2024	60.866	25.344	5.404	30.748	30.117	0.000	30.117	735.046	8.294	449.072
2025	57.946	25.344	5.145	30.489	27.457	0.000	27.457	762.503	6.874	455.947
SUBTOTAL	1254.008	380.160	111.345	491.505	762.503	0.000	762.503	762.503	455.947	455.947
REMAINING	583.902	365.376	51.845	417.221	166.680	0.000	166.680	929.183	27.073	483.020
TOT 29.4Yr	1837.910	745.536	163.190	908.726	929.183	0.000	929.183	929.183	483.020	483.020

C:\Program Files\Eureka95\eureka 2010\gryphon\WORLEY COMBS.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Wednesday Feb 23, 2011 11:20:44 AM

AS of Date: JAN2011

NAME: WORLEY COMBS (00315)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	0.000	BFIT
NPV 12.00%	0.000	BFIT
NPV 15.00%	0.000	BFIT
NPV 20.00%	0.000	BFIT
NPV 25.00%	0.000	BFIT
IRR	0.00%	BFIT
PAYOUT	NEVER	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.75000	0.75000	0.75000	0.75000	JAN2011

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	%REMAINING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE ---$/MSCF---
2011(0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2025	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

YEAR	NET TOTAL REVENUE ---M$---	NET TOTAL LOE ---M$---	NET TOTAL PROD TAX ---M$---	NET TOTAL LOE+TAX ---M$---	NET LEASE REVENUE ---M$---	NET TOTAL INVESTMENTS ---M$---	NET BFIT CASHFLOW ---M$---	CUM BFIT CASHFLOW ---M$---	BFIT CF DISC 10.00% ---M$---	CUM BFIT CF DISC 10.00% ---M$---
2011(0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2025	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1964)**
EAST PAMPA UNIT	2953	1,896,558 BO; 661 MMCF Explain

Wells

42-179-00408(C101W)	42-179-00409(501W)	42-179-00410(406W)	42-179-00411(403W)
42-179-00412(508W)	42-179-00413(9012W)	42-179-00414(302W)	42-179-00554
42-179-00632(6034)	42-179-00635(6037)	42-179-00638(6040)	42-179-05569(108B)
42-179-05590(C105)	42-179-05591(C106)	42-179-05592(C107)	42-179-05611(6018)
42-179-05612(2019)	42-179-05615(2022)	42-179-05616(2023)	42-179-05617(6024)
42-179-05622(103A)	42-179-05625(106A)	42-179-05628(107A)	42-179-05630(109A)
42-179-05632(A111)	42-179-07396(B107)	42-179-07397(B104)	42-179-07398(C103)
42-179-07400(5012W)	42-179-30011(6043)	42-179-30800(15)	42-179-31420(8)
42-179-31421(13)	42-179-31430(7)	42-179-31924(1014)	42-179-31991(1015)
42-179-84700(303W)	42-179-84701(101AW)	42-179-84702(101WS)	42-179-84704(105AW)
42-179-84707(108A)	42-179-84709(201WS)	42-179-84712(305)	42-179-84713(306)
42-179-84714(401)	42-179-84715(402)	42-179-84717(404)	42-179-84720(502)
42-179-84721(503)	42-179-84722(504)	42-179-84723(505)	42-179-84724(506)
42-179-84726(509)	42-179-84727(703)	42-179-84728(704)	42-179-84729(708)
42-179-84730(805)	42-179-84731(806)	42-179-84732(807)	42-179-84733(901)
42-179-84734(909)	42-179-84736(A113)	42-179-84737(B101)	42-179-84738(B102)
42-179-84739(B103)	42-179-84741(B105)	42-179-84742(B106)	42-179-84750(C108W)
42-179-84751(1002)	42-179-84752(1003)	42-179-84753(1004)	42-179-84754(1005)
42-179-84755(1006)	42-179-84756(1007)	42-179-84757(1008W)	42-179-84758(1009W)
42-179-84759(1010)	42-179-84760(1011)	42-179-84761(1012)	42-179-84763(2016W)
42-179-84765(2021W)	42-179-84768(5010)	42-179-84769(5011)	42-179-84771(5013)
42-179-84772(5014)	42-179-84775(6030)	42-179-84780(7011)	42-179-85689(407)

See Production Chart - BETA Version

Single Lease Production Chart

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 2953 – District: 10; Gray County, Texas


Monthly Production Volume (BO or MCF)
100000
10000
1000
100
10
1
1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Production Month
GAS OIL WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-30800
Well#	15
Lease	EAST PAMPA UNIT
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-395 Block:3 Section:82
Elevation	3225 GR
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	3/1/64	11/1/10	1,896,558	0.00	PLAML
Gas	3/1/64	11/1/10	660,830	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
12/2009	0	---	---	---	141	148	0	39	---	---	20	0.00	0.23	0.00
1/2010	0	---	---	---	152	---	---	191	---	---	20	0.00	0.25	0.00
2/2010	0	---	---	---	205	314	0	82	---	---	20	0.00	0.37	0.00
3/2010	0	---	---	---	227	153	0	156	---	---	20	0.00	0.37	0.00
4/2010	0	---	---	---	338	242	0	252	---	---	20	0.00	0.56	0.00
5/2010	0	---	---	---	150	170	0	232	---	---	20	0.00	0.24	0.00
6/2010	0	---	---	---	6	173	0	65	---	---	20	0.00	0.01	0.00
7/2010	0	---	---	---	151	167	0	49	---	---	20	0.00	0.24	0.00
8/2010	0	---	---	---	189	167	0	71	---	---	21	0.00	0.29	0.00
9/2010	0	---	---	---	141	168	0	44	---	---	21	0.00	0.22	0.00
10/2010	0	---	---	---	159	158	0	45	---	---	21	0.00	0.24	0.00
11/2010	0	---	---	---	190	171	0	64	---	---	21	0.00	0.30	0.00
Totals	0	---	---	---	2,049	2,031	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	82,121	162,723	---	---	92	225.11	446.06	0.00	---	---
1971	88,128	156,307	---	---	85	2.84	5.04	0.00	---	3.9%
1972	65,463	149,341	---	---	84	2.14	4.87	0.00	25.7%	4.5%
1973	37,096	114,943	---	---	82	1.24	3.84	0.00	43.3%	23.0%
1974	34,276	98,570	---	---	73	1.29	3.70	0.00	7.6%	14.2%
1975	27,698	70,524	---	---	71	1.07	2.72	0.00	19.2%	28.5%
1976	16,499	50,005	12,728	---	66	0.69	2.08	0.53	40.4%	29.1%
1977	5,685	36,989	86,400	---	66	0.24	1.54	3.59	65.5%	26.0%
1978	544	29,254	106,005	---	48	0.03	1.67	6.05	90.4%	20.9%
1979	1,431	21,069	49,330	---	47	0.08	1.23	2.88	---	28.0%
1980	307	16,126	35,628	---	44	0.02	1.00	2.22	78.5%	23.5%
1981	510	14,503	39,968	---	44	0.03	0.90	2.49	---	10.1%
1982	470	20,567	48,826	---	41	0.03	1.38	3.26	7.8%	---
1983	439	15,525	57,655	---	38	0.03	1.12	4.16	6.6%	24.5%

1984	404	34,982	117,757	---	39	0.03	2.46	8.28	8.0%	---
1985	211	49,623	124,491	---	27	0.02	5.04	12.64	47.8%	---
1986	140	48,307	127,332	---	11	0.03	12.04	31.73	33.6%	2.7%
1987	237	117,538	336,969	---	8	0.08	40.27	115.46	---	---
1988	255	86,368	343,317	---	22	0.03	10.76	42.78	---	26.5%
1989	113	47,016	143,085	---	22	0.01	5.86	17.83	55.7%	45.6%
1990	12	33,515	100,336	---	18	0.00	5.10	15.28	89.4%	28.7%
1991	12	24,418	71,958	---	19	0.00	3.52	10.38	---	27.1%
1992	12	15,846	45,978	---	20	0.00	2.17	6.30	---	35.1%
1993	12	8,998	25,656	---	20	0.00	1.23	3.52	---	43.2%
1994	8	8,266	23,202	---	20	0.00	1.13	3.18	33.3%	8.1%
1995	0	5,844	16,138	---	20	0.00	0.80	2.21	100.0%	29.3%
1996	0	3,838	10,396	---	20	0.00	0.53	1.42	---	34.3%
1997	0	3,169	8,431	---	20	0.00	0.43	1.16	---	17.4%
1998	0	1,526	3,952	---	19	0.00	0.22	0.57	---	51.8%
1999	0	523	1,270	---	19	0.00	0.08	0.18	---	65.7%
2000	259	1,393	3,470	---	4	0.18	0.95	2.38	---	---
2001	0	818	1,981	---	4	0.00	0.56	1.36	100.0%	41.3%
2002	0	1,502	2,591	---	4	0.00	1.03	1.78	---	---
2003	0	827	537	---	4	0.00	0.57	0.37	---	44.9%
2004	0	1,058	859	---	4	0.00	0.73	0.59	---	---
2005	0	102	60	---	4	0.00	0.07	0.04	---	90.4%
2006	0	652	486	---	3	0.00	0.60	0.44	---	---
2007	0	1,778	4,172	---	15	0.00	0.32	0.76	---	---
2008	0	2,291	6,606	---	16	0.00	0.39	1.13	---	---
2009	0	2,045	2,704	---	20	0.00	0.28	0.37	---	10.7%
2010	0	1,908	---	---	21	0.00	0.27	0.00	---	6.7%
Totals	362,342	1,460,597	1,960,274	---	---	---	---	---	---	---

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drillinginfo

Lease Information

Lease Name:	EAST PAMPA UNIT	LeaseID or GasID:	2953, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-688-9699	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4502		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	1,896,558 BBL, 660,830 MCF	Most Recent Production:	11/2010: 6.3 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales

Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
11/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	171	13,780	80.585	0	40.10
10/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	158	12,338	78.086	0	41.50
09/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	168	12,106	72.062	0	41.10
08/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	167	12,184	72.958	0	40.40
07/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	167	11,797	70.641	0	41.80
06/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	173	12,065	69.74	0	41.20
05/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	170	12,169	71.582	0	40.40
04/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	242	19,722	81.495	0	41.40
03/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	153	11,928	77.961	0	40.00
02/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	314	22,999	73.246	0	42.50
12/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	148	10,610	71.69	0	43.70
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	181	13,499	74.579	0	42.20
10/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	174	12,627	72.571	0	42.20
09/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	164	10,661	65.004	0	39.90
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	152	10,209	67.165	0	42.40
07/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	157	9,541	60.771	0	39.50
06/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	161	10,609	65.892	0	43.50
05/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	273	14,334	52.506	0	38.90
04/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	178	7,753	43.555	0	42.20
03/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	159	6,592	41.456	0	41.10

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1933)**
FEE LAND #227	391	8,889,724 BO; 1,870 MMCF Explain

Wells

42-179-00505(146W)	42-179-04962(48W)	42-179-07361(55W)	42-179-31669(178)
42-179-31670(179)	42-179-81976(1W)	42-179-81977(3)	42-179-81978(4)
42-179-81979(7)	42-179-81980(8W)	42-179-81981(9)	42-179-81982(10)
42-179-81983(11)	42-179-81984(12)	42-179-81985(15)	42-179-81986(16)
42-179-81987(17)	42-179-81988(18W)	42-179-81989(19)	42-179-81990(20W)
42-179-81991(21)	42-179-81992(22W)	42-179-81993(23)	42-179-81994(24W)
42-179-81995(25)	42-179-81996(26)	42-179-81997(28W)	42-179-81998(29W)
42-179-81999(31)	42-179-82000(32)	42-179-82001(34)	42-179-82002(35W)
42-179-82003(36)	42-179-82004(38W)	42-179-82005(39)	42-179-82006(40)
42-179-82007(41)	42-179-82008(43W)	42-179-82009(47W)	42-179-82011(49)
42-179-82012(51W)	42-179-82013(54W)	42-179-82015(56W)	42-179-82016(57W)
42-179-82017(61W)	42-179-82018(63W)	42-179-82019(64)	42-179-82020(65)
42-179-82021(67W)	42-179-82022(68)	42-179-82023(71)	42-179-82024(72)
42-179-82025(73)	42-179-82026(74)	42-179-82027(75)	42-179-82028(76)
42-179-82029(78W)	42-179-82030(79)	42-179-82031(84W)	42-179-82032(85W)
42-179-82033(89)	42-179-82034(90W)	42-179-82035(96)	42-179-82036(100)
42-179-82037(101)	42-179-82038(103W)	42-179-82039(104W)	42-179-82040(107W)
42-179-82041(109W)	42-179-82042(111W)	42-179-82043(112)	42-179-82044(113W)
42-179-82045(114)	42-179-82046(115W)	42-179-82047(116)	42-179-82048(117)
42-179-82049(118W)	42-179-82050(119)	42-179-82051(125W)	42-179-82052(126)
42-179-82053(127)	42-179-82054(128)	42-179-82055(130)	42-179-82056(138W)
42-179-82057(140)	42-179-82058(142W)	42-179-82059(143)	42-179-82060(144)
42-179-82062(147)	42-179-82063(148)	42-179-82064(149)	42-179-82065(150W)
42-179-82066(152W)	42-179-82067(153W)	42-179-82068(154)	42-179-82069(158W)
42-179-82070(159W)	42-179-82071(160)	42-179-82072(161D)	42-179-82073(163)
42-179-82074(165D)	42-179-82075(168D)	42-179-82076(169)	42-179-82077(171D)
42-179-82078(172)	42-179-82079(174)	42-179-82080(175W)	42-179-82081(X 2WS)
42-179-82082(X 3WS)	42-179-85377(177)	42-179-85378(44)	42-179-85379(69)
42-179-85380(97)	42-179-85381(99)	42-179-85382(124)	42-179-85383(136)
42-179-85384(145)	42-179-85385(166)	42-179-85386(170)	42-179-85387(33)
42-179-85388(52)	42-179-85389(83)	42-179-85390(94)	42-179-85391(95)
42-179-85392(106)	42-179-85393(131)	42-179-85394(132)	42-179-85395(151)
42-179-85396(156)	42-179-85397(164)	42-179-85398(167)	42-179-85399(2)
42-179-85400(42)	42-179-85401(45)	42-179-85402(46)	42-179-85403(50)
42-179-85404(53)	42-179-85405(60)	42-179-85406(62)	42-179-85407(77)
42-179-85408(80)	42-179-85409(81)	42-179-85410(82)	42-179-85411(86)

Single Lease Production Chart

42-179-85412(87)	42-179-85413(93)	42-179-85414(98)	42-179-85415(121)
42-179-85416(122)	42-179-85417(123)	42-179-85418(129)	42-179-85419(139)
42-179-85420(141)	42-179-85421(70)	42-179-85422(88)	42-179-85423(91)
42-179-85424(92)	42-179-85425(120)	42-179-85426(134)	42-179-85427(135)
42-179-85428(37)	42-179-85429(58)	42-179-85430(66)	42-179-85431(102)
42-179-85432(105)	42-179-85433(108)	42-179-85434(110W)	42-179-85435(137)
42-179-85436(155)	42-179-85437(157)	42-179-85438(173W)	42-179-85439(13)
42-179-85440(27)	42-179-85441(30)		

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 391 – District: 10; Gray County, Texas



Monthly Production Volume (BO or MCF)
100000
10000
1000
100
10
1
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Production Month
GAS
OIL
WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-31669
Well#	178
Lease	FEE LAND #227
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	775.0 WL / 1450.0 SL, I&GN RR CO A-327 Block:3 Section:14
Elevation	2960 GR
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/33	11/1/10	8,889,724	0.00	PLAML
Gas	1/1/33	11/1/10	1,870,200	---	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
12/2009	0	---	---	---	663	662	0	35	---	---	32	0.00	0.67	0.00
1/2010	0	---	---	---	588	326	0	297	---	---	32	0.00	0.59	0.00
2/2010	0	---	---	---	437	644	0	90	---	---	32	0.00	0.49	0.00
3/2010	0	---	---	---	609	643	0	56	---	---	32	0.00	0.61	0.00
4/2010	0	---	---	---	626	492	0	190	---	---	32	0.00	0.65	0.00
5/2010	0	---	---	---	574	696	0	68	---	---	32	0.00	0.58	0.00
6/2010	0	---	---	---	511	518	0	61	---	---	32	0.00	0.53	0.00
7/2010	0	---	---	---	798	684	0	175	---	---	32	0.00	0.80	0.00
8/2010	0	---	---	---	387	526	0	36	---	---	32	0.00	0.39	0.00
9/2010	0	---	---	---	614	515	0	135	---	---	32	0.00	0.64	0.00
10/2010	0	---	---	---	580	528	0	187	---	---	32	0.00	0.58	0.00
11/2010	0	---	---	---	527	527	0	187	---	---	32	0.00	0.55	0.00
Totals	0	---	---	---	6,914	6,761	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	127,171	195,111	---	---	83	348.60	534.84	0.00	---	---
1971	116,892	140,496	---	---	70	4.58	5.50	0.00	8.1%	28.0%
1972	99,810	97,923	---	---	60	4.56	4.47	0.00	14.6%	30.3%
1973	92,054	82,207	---	---	54	4.67	4.17	0.00	7.8%	16.0%
1974	85,508	74,358	---	---	52	4.51	3.92	0.00	7.1%	9.5%
1975	91,287	59,835	---	---	52	4.81	3.15	0.00	---	19.5%
1976	88,883	55,302	---	---	53	4.60	2.86	0.00	2.6%	7.6%
1977	85,272	48,550	66,538	---	53	4.41	2.51	3.44	4.1%	12.2%
1978	94,801	43,780	98,233	---	53	4.90	2.26	5.08	---	9.8%
1979	89,399	39,540	77,519	---	52	4.71	2.08	4.09	5.7%	9.7%
1980	85,265	33,941	87,367	---	48	4.87	1.94	4.99	4.6%	14.2%
1981	51,170	27,191	107,366	---	46	3.05	1.62	6.40	40.0%	19.9%
1982	35,393	24,745	92,728	---	41	2.37	1.65	6.20	30.8%	9.0%
1983	27,665	21,256	65,577	---	41	1.85	1.42	4.38	21.8%	14.1%

1984	16,408	21,680	81,651	---	39	1.15	1.52	5.74	40.7%	---
1985	37,546	21,111	71,584	---	39	2.64	1.48	5.03	---	2.6%
1986	17,905	19,496	72,835	---	38	1.29	1.41	5.25	52.3%	7.7%
1987	21,325	17,653	44,902	---	30	1.95	1.61	4.10	---	9.5%
1988	19,490	17,682	54,881	---	32	1.67	1.51	4.70	8.6%	---
1989	14,167	14,596	47,460	---	29	1.34	1.38	4.49	27.3%	17.5%
1990	16,892	10,830	33,184	---	30	1.54	0.99	3.03	---	25.8%
1991	13,182	9,280	26,715	---	30	1.20	0.85	2.44	22.0%	14.3%
1992	6,739	8,932	23,986	---	38	0.49	0.64	1.73	48.9%	3.8%
1993	8,085	8,439	21,131	---	38	0.58	0.61	1.52	---	5.5%
1994	3,578	7,956	18,451	---	38	0.26	0.57	1.33	55.7%	5.7%
1995	4,921	7,777	16,592	---	38	0.35	0.56	1.20	---	2.2%
1996	1,685	7,715	15,067	---	38	0.12	0.56	1.09	65.8%	0.8%
1997	1,184	6,878	12,118	---	38	0.09	0.50	0.87	29.7%	10.8%
1998	1,245	5,702	9,054	---	38	0.09	0.41	0.65	---	17.1%
1999	471	3,644	4,929	---	38	0.03	0.26	0.36	62.2%	36.1%
2000	911	5,963	7,215	---	38	0.07	0.43	0.52	---	---
2001	704	5,370	5,446	---	33	0.06	0.45	0.45	22.7%	9.9%
2002	398	5,095	3,722	---	33	0.03	0.42	0.31	43.5%	5.1%
2003	36	4,714	2,564	---	33	0.00	0.39	0.21	91.0%	7.5%
2004	0	4,342	2,573	---	33	0.00	0.36	0.21	100.0%	7.9%
2005	175	5,024	3,419	---	33	0.01	0.42	0.28	---	---
2006	0	4,732	3,138	---	33	0.00	0.39	0.26	100.0%	5.8%
2007	0	3,653	8,295	---	34	0.00	0.29	0.67	---	22.8%
2008	0	6,332	11,640	---	31	0.00	0.56	1.03	---	---
2009	0	7,520	5,281	---	32	0.00	0.64	0.45	---	---
2010	0	6,251	---	---	32	0.00	0.58	0.00	---	16.9%
Totals	1,357,617	1,192,602	1,203,161	---	---	---	---	---	---	---

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Price Data Hub Page

drillinginfo

Lease Information

Lease Name:	FEE LAND #227	LeaseID or GasID:	391, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-688-9699	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4502		
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	8,889,724 BBL, 1,870,200 MCF	Most Recent Production:	11/2010: 17.6 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayor Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
11/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	527	42,386	80.429	0	40.90
10/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	528	41,262	78.148	0	40.30
09/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	515	37,018	71.88	0	40.40
08/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	526	38,462	73.123	0	39.70
07/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	684	48,210	70.483	0	40.70
06/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	518	36,031	69.558	0	39.80
05/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	696	49,677	71.376	0	39.90
04/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	492	40,181	81.67	0	38.70
03/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	643	50,264	78.172	0	39.80
02/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	644	47,184	73.267	0	41.30
12/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	662	47,328	71.492	0	40.80
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	674	50,292	74.617	0	40.10
10/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	513	37,244	72.601	0	38.20
09/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	695	45,142	64.952	0	40.00
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	689	46,307	67.209	0	40.70
07/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	524	31,795	60.678	0	42.70
06/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	694	45,720	65.879	0	41.50
05/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	461	24,195	52.484	0	41.80

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
10/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	1,203	11,150	9.268	0	raw gas
09/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	1,077	9,216	8.557	0	raw gas
08/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	961	8,303	8.64	0	raw gas
07/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	659	5,482	8.319	0	raw gas
06/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	1,076	8,932	8.301	0	raw gas
05/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	655	5,592	8.538	0	raw gas
04/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	577	5,270	9.134	0	raw gas
03/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	627	5,923	9.447	0	raw gas
02/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	425	4,359	10.257	0	raw gas
01/2010	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	544	5,875	10.8	0	raw gas
12/2009	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	1,023	9,987	9.762	0	raw gas
11/2009	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	1,806	16,890	9.352	0	raw gas
10/2009	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	1,679	13,725	8.175	0	raw gas
09/2009	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	715	4,959	6.936	0	raw gas
08/2009	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	904	6,066	6.71	0	raw gas
07/2009	DCP MIDSTREAM, LP (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	981	5,950	6.065	0	raw gas
06/2009	DCP						

Single Lease Production Chart

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE, WEST	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Gas ID Number**	**Cumulative (since 1962)**
FEE -227-	25318	721 MMCF Explain
Wells		
42-179-80350(5)		

See Production Chart - BETA Version

Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 25318 – District: 10; Gray County, Texas



Monthly Production Volume (MCF)
10000
1000
100
10
1
1968
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Production Month
GAS

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-80350
Well#	5
Lease	FEE -227-
Field	PANHANDLE, WEST
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-327 Block:3 Section:14
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/62	11/1/10	0	---	
Gas	1/1/62	11/1/10	720,961	0.00	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
12/2009	268	---	---	---	0	---	---	0	---	---	---	8.65	0.00	0.00
1/2010	238	238	0	0	0	---	---	0	---	---	---	7.68	0.00	0.00
2/2010	187	187	0	0	0	---	---	0	---	---	---	6.68	0.00	0.00
3/2010	275	275	0	0	0	---	---	0	---	---	---	8.87	0.00	0.00
4/2010	253	253	0	0	0	---	---	0	---	---	---	8.43	0.00	0.00
5/2010	286	286	0	0	0	---	---	0	---	---	---	9.23	0.00	0.00
6/2010	471	471	0	0	0	---	---	0	---	---	---	15.70	0.00	0.00
7/2010	288	288	0	0	0	---	---	0	---	---	---	9.29	0.00	0.00
8/2010	421	421	0	0	0	---	---	0	---	---	---	13.58	0.00	0.00
9/2010	471	471	0	0	0	---	---	0	---	---	---	15.70	0.00	0.00
10/2010	526	526	0	0	0	---	---	0	---	---	---	16.97	0.00	0.00
11/2010	176	176	0	0	0	---	---	0	---	---	---	5.87	0.00	0.00
Totals	3,860	3,592	0	0	0	---	---	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	37,190	0	---	---	---	101.95	0.00	0.00	---	---
1971	27,141	0	---	---	---	74.40	0.00	0.00	27.0%	---
1972	25,187	0	---	---	---	69.04	0.00	0.00	7.2%	---
1973	27,501	0	---	---	---	75.39	0.00	0.00	---	---
1974	24,832	0	---	---	---	68.07	0.00	0.00	9.7%	---
1975	24,604	0	---	---	---	67.45	0.00	0.00	0.9%	---
1976	20,715	0	---	---	---	56.78	0.00	0.00	15.8%	---
1977	18,508	0	---	---	---	50.73	0.00	0.00	10.7%	---
1978	20,697	0	---	---	---	56.74	0.00	0.00	---	---
1979	18,380	0	---	---	---	50.38	0.00	0.00	11.2%	---
1980	16,146	0	---	---	---	44.26	0.00	0.00	12.2%	---
1981	15,112	0	---	---	---	41.43	0.00	0.00	6.4%	---
1982	10,360	0	---	---	---	28.40	0.00	0.00	31.4%	---
1983	12,585	0	---	---	---	34.50	0.00	0.00	---	---

1984	10,487	0	---	---	---	28.75	0.00	0.00	16.7%	---
1985	6,376	0	---	---	---	17.48	0.00	0.00	39.2%	---
1986	5,465	0	---	---	---	14.98	0.00	0.00	14.3%	---
1987	5,368	0	---	---	---	14.71	0.00	0.00	1.8%	---
1988	5,582	0	---	---	---	15.30	0.00	0.00	---	---
1989	4,904	0	---	---	---	13.44	0.00	0.00	12.1%	---
1990	4,828	0	---	---	---	13.23	0.00	0.00	1.5%	---
1991	4,698	0	---	---	---	12.88	0.00	0.00	2.7%	---
1992	4,770	0	---	---	---	13.08	0.00	0.00	---	---
1993	3,672	0	---	---	---	10.07	0.00	0.00	23.0%	---
1994	103	0	---	---	---	0.28	0.00	0.00	97.2%	---
1995	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
1996	0	0	---	---	---	0.00	0.00	0.00	---	---
1997	0	0	---	---	---	0.00	0.00	0.00	---	---
1998	0	0	---	---	---	0.00	0.00	0.00	---	---
1999	0	0	---	---	---	0.00	0.00	0.00	---	---
2000	0	0	---	---	---	0.00	0.00	0.00	---	---
2001	1,682	0	---	---	---	4.61	0.00	0.00	---	---
2002	2,080	0	---	---	---	5.70	0.00	0.00	---	---
2003	2,179	0	---	---	---	5.97	0.00	0.00	---	---
2004	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
2005	0	0	---	---	---	0.00	0.00	0.00	---	---
2006	0	0	---	---	---	0.00	0.00	0.00	---	---
2007	1,611	0	---	---	---	6.62	0.00	0.00	---	---
2008	3,706	0	---	---	---	10.16	0.00	0.00	---	---
2009	4,361	0	---	---	---	11.95	0.00	0.00	---	---
2010	3,592	0	---	---	---	10.74	0.00	0.00	17.6%	---
Totals	374,422	0	---	---	---	---	---	---	---	---

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Price Data Hub Page

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Lease Information

Lease Name:	FEE -227-	LeaseID or GasID:	25318, Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-688-9699	Fax:	
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Cumulative Production:	0 BBL, 720,961 MCF	Most Recent Production:	11/2010: 0 BBL/Day, 5.9 MCF/Day

Product Price Data

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
08/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	351	3,826	10.899	0	raw gas
12/2002	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	1,987	4,376	2.202	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	1,682	4,688	2.787	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DUKE ENERGY FIELD SERVICES, LP	1,682	4,688	2.787	0	raw gas
12/1994	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	103	158	1.533	0	raw gas

The prices that we report as well head prices are calculated values. They are calculated by taking the total oil and gas lease revenue reported to the Texas State Comptroller's office and dividing that number by the total amount of reported barrels of oil sold or total MCF of gas sold. In many cases the amount of oil or gas sold will be less than the total lease production. In other cases, certain amounts of sold oil or sold gas will be exempted by state law from sales reporting to the Comptroller's office. As a result, often the produced volumes as reported by DI will not reconcile with the volumes reported in the Product Price Data display.

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE, WEST	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Gas ID Number**	**Cumulative (since 1962)**
FEE -227-	25319	337 MMCF Explain
Wells		
42-179-80351(14)		

See Production Chart - BETA Version


Gas Production
Monthly Production Volume (Logarithmic) vs. Time
Lease Number: 25319 - District: 10; Gray County, Texas
Monthly Production Volume (MCF)
10000
1000
100
10
1
1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Production Month
GAS
© 2011 DrillingInfo, Inc.

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-80351
Well#	14
Lease	FEE -227-
Field	PANHANDLE, WEST
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-327 Block:3 Section:14
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/62	11/1/10	0	---	
Gas	1/1/62	11/1/10	337,050	0.00	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
12/2009	341	---	---	---	0	---	---	0	---	---	---	11.00	0.00	0.00
1/2010	303	303	0	0	0	---	---	0	---	---	---	9.77	0.00	0.00
2/2010	238	238	0	0	0	---	---	0	---	---	---	8.50	0.00	0.00
3/2010	349	349	0	0	0	---	---	0	---	---	---	11.26	0.00	0.00
4/2010	321	321	0	0	0	---	---	0	---	---	---	10.70	0.00	0.00
5/2010	365	365	0	0	0	---	---	0	---	---	---	11.77	0.00	0.00
6/2010	599	599	0	0	0	---	---	0	---	---	---	19.97	0.00	0.00
7/2010	367	367	0	0	0	---	---	0	---	---	---	11.84	0.00	0.00
8/2010	535	535	0	0	0	---	---	0	---	---	---	17.26	0.00	0.00
9/2010	600	600	0	0	0	---	---	0	---	---	---	20.00	0.00	0.00
10/2010	670	670	0	0	0	---	---	0	---	---	---	21.61	0.00	0.00
11/2010	225	225	0	0	0	---	---	0	---	---	---	7.50	0.00	0.00
Totals	4,913	4,572	0	0	0	---	---	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	10,538	0	---	---	---	28.89	0.00	0.00	---	---
1971	10,273	0	---	---	---	28.16	0.00	0.00	2.5%	---
1972	10,588	0	---	---	---	29.02	0.00	0.00	---	---
1973	10,264	0	---	---	---	28.14	0.00	0.00	3.1%	---
1974	8,860	0	---	---	---	24.29	0.00	0.00	13.7%	---
1975	10,210	0	---	---	---	27.99	0.00	0.00	---	---
1976	9,923	0	---	---	---	27.20	0.00	0.00	2.8%	---
1977	11,796	0	---	---	---	32.34	0.00	0.00	---	---
1978	15,823	0	---	---	---	43.37	0.00	0.00	---	---
1979	12,541	0	---	---	---	34.38	0.00	0.00	20.7%	---
1980	11,950	0	---	---	---	32.76	0.00	0.00	4.7%	---
1981	8,677	0	---	---	---	23.79	0.00	0.00	27.4%	---
1982	8,651	0	---	---	---	23.71	0.00	0.00	0.3%	---
1983	8,237	0	---	---	---	22.58	0.00	0.00	4.8%	---

1984	7,299	0	---	---	---	20.01	0.00	0.00	11.4%	---
1985	5,441	0	---	---	---	14.92	0.00	0.00	25.5%	---
1986	4,509	0	---	---	---	12.36	0.00	0.00	17.1%	---
1987	3,392	0	---	---	---	9.30	0.00	0.00	24.8%	---
1988	3,096	0	---	---	---	8.49	0.00	0.00	8.7%	---
1989	2,960	0	---	---	---	8.11	0.00	0.00	4.4%	---
1990	3,442	0	---	---	---	9.44	0.00	0.00	---	---
1991	2,400	0	---	---	---	6.58	0.00	0.00	30.3%	---
1992	1,895	0	---	---	---	5.19	0.00	0.00	21.0%	---
1993	1,624	0	---	---	---	4.45	0.00	0.00	14.3%	---
1994	2,407	0	---	---	---	6.60	0.00	0.00	---	---
1995	4,095	0	---	---	---	11.23	0.00	0.00	---	---
1996	3,724	0	---	---	---	10.21	0.00	0.00	9.1%	---
1997	3,111	0	---	---	---	8.53	0.00	0.00	16.5%	---
1998	352	0	---	---	---	0.96	0.00	0.00	88.7%	---
1999	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
2000	0	0	---	---	---	0.00	0.00	0.00	---	---
2001	1,927	0	---	---	---	5.28	0.00	0.00	---	---
2002	1,822	0	---	---	---	4.99	0.00	0.00	5.4%	---
2003	2,660	0	---	---	---	7.29	0.00	0.00	---	---
2004	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
2005	0	0	---	---	---	0.00	0.00	0.00	---	---
2006	0	0	---	---	---	0.00	0.00	0.00	---	---
2007	2,049	0	---	---	---	8.43	0.00	0.00	---	---
2008	4,719	0	---	---	---	12.94	0.00	0.00	---	---
2009	5,548	0	---	---	---	15.21	0.00	0.00	---	---
2010	4,572	0	---	---	---	13.67	0.00	0.00	17.6%	---
Totals	221,375	0	---	---	---	---	---	---	---	---

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Price Data Hub Page

drillinginfo

Lease Information

Lease Name:	FEE -227-	LeaseID or GasID:	25319, Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-688-9699	Fax:	
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Cumulative Production:	0 BBL, 337,050 MCF	Most Recent Production:	11/2010: 0 BBL/Day, 7.5 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
01/2000	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	747	18,322	24.528	0	40.00
12/1999	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	186	4,449	23.918	0	40.00
11/1999	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	741	17,068	23.034	0	40.00
10/1999	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	369	7,618	20.646	0	40.00
09/1999	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	537	11,661	21.714	0	40.00
08/1999	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	930	17,960	19.312	0	40.00
07/1999	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	174	3,172	18.23	0	40.00
04/1999	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	185	2,839	15.348	0	40.00
03/1999	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	174	2,221	12.765	0	40.00
01/1999	EXXONMOBIL OIL CORPORATION (Purchaser),M	CALDWELL PRODUCTION CO INC	170	1,589	9.349	0	40.20

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
08/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	446	4,869	10.917	0	raw gas
12/2002	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	2,360	5,140	2.178	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC	DCP MIDSTREAM, LP	1,927	5,675	2.945	0	raw gas

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
08/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	446	4,869	10.917	0	raw gas
12/2002	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	2,360	5,140	2.178	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	1,927	5,675	2.945	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DUKE ENERGY FIELD SERVICES, LP	1,927	5,675	2.945	0	raw gas
12/1998	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	352	616	1.749	0	raw gas
03/1998	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	33	59	1.782	0	raw gas
02/1998	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	258	450	1.745	0	raw gas
01/1998	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	61	106	1.745	0	raw gas
12/1997	GPM GAS COMPANY LP (Purchaser						

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1937)**
HOOD, J. A.	336	146,449 BO; 0 MMCF Explain
Wells		
42-179-81775(1) 42-179-81776(2)		

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 336 – District: 10; Gray County, Texas


1000
100
10
1
Monthly Production Volume (BO or MCF)
1968
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Production Month
GAS OIL WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-81775
Well#	1
Lease	HOOD, J. A.
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	,
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/37	11/1/10	146,449	0.00	PLAML
Gas	1/1/37	11/1/10	387	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF) Produced	Gas Sold	Gas Used	Gas Other	Oil (BBL) Produced	Oil Sold	Oil Other	Oil Closing	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
12/2009	0	---	---	---	29	---	---	60	---	---	2	0.00	0.47	0.00
1/2010	0	---	---	---	0	---	---	60	---	---	2	0.00	0.00	0.00
2/2010	0	---	---	---	32	66	0	26	---	---	2	0.00	0.57	0.00
3/2010	0	---	---	---	30	---	---	56	---	---	2	0.00	0.48	0.00
4/2010	0	---	---	---	1	---	---	57	---	---	2	0.00	0.02	0.00
5/2010	0	---	---	---	4	---	---	61	---	---	2	0.00	0.06	0.00
6/2010	0	---	---	---	40	80	0	21	---	---	2	0.00	0.67	0.00
7/2010	0	---	---	---	34	---	---	55	---	---	2	0.00	0.55	0.00
8/2010	0	---	---	---	16	---	---	71	---	---	2	0.00	0.26	0.00
9/2010	0	---	---	---	10	---	---	81	---	---	2	0.00	0.17	0.00
10/2010	0	---	---	---	2	67	0	16	---	---	2	0.00	0.03	0.00
11/2010	0	---	---	---	26	---	---	42	---	---	2	0.00	0.43	0.00
Totals	0	---	---	---	224	213	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	12	1,005	---	---	2	0.03	2.75	0.00	---	---
1971	12	1,029	---	---	2	0.02	1.41	0.00	---	---
1972	12	920	---	---	2	0.02	1.26	0.00	---	10.6%
1973	12	962	---	---	2	0.02	1.32	0.00	---	---
1974	12	1,054	---	---	2	0.02	1.44	0.00	---	---
1975	12	1,000	---	---	2	0.02	1.37	0.00	---	5.1%
1976	12	985	---	---	2	0.02	1.35	0.00	---	1.5%
1977	12	921	271	2	2	0.01	0.63	0.19	---	6.5%
1978	12	866	832	---	2	0.02	1.19	1.14	---	6.0%
1979	12	902	602	---	2	0.02	1.24	0.83	---	---
1980	12	931	328	---	2	0.02	1.28	0.45	---	---
1981	12	973	108	---	2	0.02	1.33	0.15	---	---
1982	12	877	486	---	2	0.02	1.20	0.67	---	9.9%
1983	12	805	505	---	2	0.02	1.10	0.69	---	8.2%

1984	12	604	236	---	2	0.02	0.83	0.32	---	25.0%
1985	12	760	430	---	2	0.02	1.04	0.59	---	---
1986	12	683	454	---	2	0.02	0.94	0.62	---	10.1%
1987	12	966	1,022	2	2	0.01	0.66	0.70	---	---
1988	12	715	2,438	---	2	0.02	0.98	3.34	---	26.0%
1989	11	418	1,537	---	2	0.02	0.57	2.11	8.3%	41.5%
1990	9	510	1,856	---	2	0.01	0.70	2.54	18.2%	---
1991	12	256	913	---	2	0.02	0.35	1.25	---	49.8%
1992	12	12	28	---	2	0.02	0.02	0.04	---	95.3%
1993	12	12	24	---	2	0.02	0.02	0.03	---	---
1994	2	2	4	---	2	0.00	0.00	0.01	83.3%	83.3%
1995	0	401	1,337	---	2	0.00	0.55	1.83	100.0%	---
1996	0	483	1,588	---	2	0.00	0.66	2.18	---	---
1997	0	182	586	---	2	0.00	0.25	0.80	---	62.3%
1998	0	152	478	---	2	0.00	0.21	0.66	---	16.5%
1999	0	62	184	---	2	0.00	0.08	0.25	---	59.2%
2000	0	25	69	---	2	0.00	0.03	0.09	---	59.7%
2001	0	53	148	---	1	0.00	0.15	0.41	---	---
2002	0	31	59	---	1	0.00	0.08	0.16	---	41.5%
2003	0	20	21	---	1	0.00	0.05	0.06	---	35.5%
2004	0	88	89	---	1	0.00	0.24	0.24	---	---
2005	101	270	153	---	1	0.28	0.74	0.42	---	---
2006	0	220	139	---	1	0.00	0.60	0.38	100.0%	18.5%
2007	0	358	1,061	---	2	0.00	0.49	1.45	---	---
2008	0	504	1,760	---	2	0.00	0.69	2.41	---	---
2009	0	468	657	---	2	0.00	0.64	0.90	---	7.1%
2010	0	195	---	---	2	0.00	0.29	0.00	---	58.3%
Totals	387	21,680	20,403	---	---	---	---	---	---	---

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Price Data Hub Page

drillinginfo

Lease Information

Lease Name:	HOOD, J. A.	LeaseID or GasID:	336, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-688-9699	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4502		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	146,449 BBL, 387 MCF	Most Recent Production:	11/2010: 0.9 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales

Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
10/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	67	5,227	78.018	0	39.30
06/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	80	5,578	69.723	0	41.10
02/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	66	4,835	73.254	0	40.00
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	77	5,775	75.001	0	40.40
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	50	3,343	66.854	0	41.60
07/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	81	4,909	60.604	0	41.00
06/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	46	3,039	66.072	0	41.50
04/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	81	3,545	43.761	0	37.50
03/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	84	3,482	41.457	0	44.10
01/2000	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	67	1,667	24.887	0	19.00

Gas Sales

Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
03/2000	MEGG LP (Producer),M	GPM GAS COMPANY LLC	568	1,927	3.393	0	raw gas

The prices that we report as well head prices are calculated values. They are calculated by taking the total oil and gas lease revenue reported to the Texas State Comptroller's office and dividing that number by the total amount of reported barrels of oil sold or total MCF of gas sold. In many cases the amount of oil or gas sold will be less than the total lease production. In other cases, certain amounts of sold oil or sold gas will be exempted by state law from sales reporting to the Comptroller's office. As a result, often the produced volumes as reported by DI will not reconcile with the volumes reported in the Product Price Data display.

Production Hub Pages drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1933)**
HOOD	677	179,392 BO; 24 MMCF Explain
Wells		
42-179-07613(2W) 42-179-83555(1) 42-179-83557(3)		

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 677 - District: 10; Gray County, Texas


Monthly Production Volume (BO or MCF)
10000
1000
100
10
1
1964 1965 1966 1967 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Production Month
GAS OIL WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-07613
Well#	2W
Lease	HOOD
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-346 Block:3 Section:33
Elevation	2992 GR
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	5/1/33	11/1/10	179,392	0.00	PLAML
Gas	5/1/33	11/1/10	23,612	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
12/2009	0	---	---	---	41	---	---	72	---	---	2	0.00	0.66	0.00
1/2010	0	---	---	---	0	---	---	72	---	---	2	0.00	0.00	0.00
2/2010	0	---	---	---	40	81	0	31	---	---	2	0.00	0.71	0.00
3/2010	0	---	---	---	25	---	---	56	---	---	2	0.00	0.40	0.00
4/2010	0	---	---	---	10	---	---	66	---	---	2	0.00	0.17	0.00
5/2010	0	---	---	---	8	---	---	74	---	---	2	0.00	0.13	0.00
6/2010	0	---	---	---	49	98	0	25	---	---	2	0.00	0.82	0.00
7/2010	0	---	---	---	42	---	---	67	---	---	2	0.00	0.68	0.00
8/2010	0	---	---	---	19	---	---	86	---	---	2	0.00	0.31	0.00
9/2010	0	---	---	---	13	---	---	99	---	---	2	0.00	0.22	0.00
10/2010	0	---	---	---	1	81	0	19	---	---	2	0.00	0.02	0.00
11/2010	0	---	---	---	33	---	---	52	---	---	2	0.00	0.55	0.00
Totals	0	---	---	---	281	260	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	2,920	1,899	---	---	2	8.00	5.21	0.00	---	---
1971	2,920	1,553	---	---	2	4.00	2.13	0.00	---	18.2%
1972	2,928	2,223	---	---	2	4.01	3.05	0.00	---	---
1973	2,300	2,079	---	---	2	3.15	2.85	0.00	21.4%	6.5%
1974	1,460	1,901	---	---	2	2.00	2.61	0.00	36.5%	8.6%
1975	1,464	1,606	---	---	2	2.01	2.20	0.00	---	15.5%
1976	1,464	1,706	---	---	2	2.01	2.34	0.00	---	---
1977	1,202	1,763	4,580	---	2	1.65	2.42	6.28	17.9%	---
1978	652	1,796	17,288	---	2	0.89	2.46	23.70	45.8%	---
1979	178	1,779	5,646	---	2	0.24	2.44	7.74	72.7%	0.9%
1980	12	1,362	2,131	---	2	0.02	1.87	2.92	93.3%	23.4%
1981	23	1,434	2,210	---	2	0.03	1.97	3.03	---	---
1982	12	1,185	2,089	---	2	0.02	1.62	2.86	47.8%	17.4%
1983	12	1,035	2,311	---	2	0.02	1.42	3.17	---	12.7%

1984	12	1,269	3,084	---	2	0.02	1.74	4.23	---	---
1985	12	1,322	4,828	---	2	0.02	1.81	6.62	---	---
1986	12	508	1,649	---	2	0.02	0.70	2.26	---	61.6%
1987	12	244	297	---	1	0.03	0.67	0.81	---	52.0%
1988	12	239	436	---	1	0.03	0.66	1.20	---	2.0%
1989	12	224	417	---	1	0.03	0.61	1.14	---	6.3%
1990	12	1,388	2,434	---	1	0.03	3.80	6.67	---	---
1991	7	1,208	1,969	---	2	0.01	1.66	2.70	41.7%	13.0%
1992	12	1,306	1,996	---	2	0.02	1.79	2.74	---	---
1993	12	1,124	1,582	---	2	0.02	1.54	2.17	---	13.9%
1994	8	1,291	1,658	---	2	0.01	1.77	2.27	33.3%	---
1995	0	1,015	1,179	---	2	0.00	1.39	1.62	100.0%	21.4%
1996	0	869	911	---	2	0.00	1.19	1.25	---	14.4%
1997	0	861	797	---	2	0.00	1.18	1.09	---	0.9%
1998	0	922	756	---	2	0.00	1.26	1.04	---	---
1999	0	1,241	855	---	2	0.00	1.70	1.17	---	---
2000	0	1,187	684	---	2	0.00	1.63	0.94	---	4.4%
2001	0	938	434	---	2	0.00	1.29	0.59	---	21.0%
2002	0	753	327	---	2	0.00	1.03	0.45	---	19.7%
2003	0	840	417	---	2	0.00	1.15	0.57	---	---
2004	0	385	---	---	2	0.00	0.53	0.00	---	54.2%
2005	0	524	245	---	2	0.00	0.72	0.34	---	---
2006	0	637	420	---	2	0.00	0.87	0.58	---	---
2007	0	611	5,523	---	2	0.00	0.84	7.57	---	4.1%
2008	0	551	4,364	---	2	0.00	0.76	5.98	---	9.8%
2009	0	480	972	---	2	0.00	0.66	1.33	---	12.9%
2010	0	240	---	---	2	0.00	0.36	0.00	---	50.0%
Totals	17,670	45,498	74,489	---	---	---	---	---	---	---

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Price Data Hub Page

drillinginfo

Lease Information

Lease Name:	HOOD	LeaseID or GasID:	677, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-688-9699	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4502		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	179,392 BBL, 23,612 MCF	Most Recent Production:	11/2010: 1.1 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
10/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	82	6,389	77.92	0	39.30
06/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	98	6,818	69.567	0	41.10
02/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	81	5,909	72.952	0	40.00
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	77	5,774	74.992	0	40.40
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	50	3,342	66.841	0	41.60
07/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	81	4,908	60.597	0	41.00
06/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	46	3,039	66.072	0	41.50
04/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	81	3,545	43.761	0	37.50
03/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	84	3,482	41.452	0	44.10
01/2009	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	167	6,553	39.238	0	39.80
11/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	176	9,699	55.109	0	39.70
10/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	144	10,657	74.004	0	45.20
09/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	173	17,619	101.841	0	40.70
07/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	175	23,085	131.916	0	39.30
03/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	151	15,465	102.416	0	41.80
01/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	145	13,073	90.161	0	40.00
11/2007	VALERO MARKETING AND SUPPLY COMPANY	GRYPHON PRODUCTION COMPANY, LLC	0	0	N/A	0	39.40

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE HUTCHINSON COUNTY FLD.	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Hutchinson County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1934)**
T.D. LEWIS -A-	1240	652,209 BO; 175 MMCF Explain

Wells

42-233-83581(1) 42-233-83582(2) 42-233-83583(3) 42-233-83584(4)
42-233-83585(5) 42-233-83586(6)

See Production Chart - BETA Version


Oil and Casinghead Gas Production
Monthly Production Volume (Logarithmic) vs. Time
Lease Number: 1240 – District: 10; Hutchinson County, Texas
Monthly Production Volume (BO or MCF)
10000
1000
100
10
1
1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Production Month
GAS OIL WATER
© 2011 DrillingInfo, Inc.

DrillingInfo One-Page Production Summary

Tag This Element

API#	42-233-83581
Well#	1
Lease	T.D. LEWIS -A-
Field	PANHANDLE HUTCHINSON COUNTY FLD.
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Hutchinson
State	Texas
Location	,
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/34	11/1/10	652,209	0.00	PLAML
Gas	1/1/34	11/1/10	175,226	---	EAGRF

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
12/2009	0	---	---	---	0	---	---	127	---	---	---	0.00	0.00	0.00
1/2010	0	---	---	---	0	0	5	122	---	---	---	0.00	0.00	0.00
2/2010	0	---	---	---	0	---	---	122	---	---	---	0.00	0.00	0.00
3/2010	0	---	---	---	0	---	---	122	---	---	---	0.00	0.00	0.00
4/2010	0	---	---	---	0	---	---	122	---	---	---	0.00	0.00	0.00
5/2010	0	---	---	---	0	---	---	122	---	---	---	0.00	0.00	0.00
6/2010	0	---	---	---	0	---	---	122	---	---	---	0.00	0.00	0.00
7/2010	0	---	---	---	0	---	---	122	---	---	---	0.00	0.00	0.00
8/2010	0	---	---	---	212	---	---	334	---	---	2	0.00	3.42	0.00
9/2010	0	---	---	---	214	503	0	45	---	---	3	0.00	2.38	0.00
10/2010	132	132	0	0	281	162	0	164	---	---	5	0.85	1.81	0.00
11/2010	0	---	---	---	194	163	0	195	---	---	5	0.00	1.29	0.00
Totals	132	132	0	0	901	828	5	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	9,185	3,422	---	---	6	25.18	9.38	0.00	---	---
1971	6,483	3,644	---	---	6	2.96	1.66	0.00	29.4%	---
1972	6,494	2,927	---	---	6	2.97	1.34	0.00	---	19.7%
1973	7,529	3,229	---	---	6	3.44	1.48	0.00	---	---
1974	9,146	3,248	---	---	6	4.18	1.48	0.00	---	---
1975	6,239	2,726	---	---	6	2.85	1.25	0.00	31.8%	16.1%
1976	5,880	2,638	---	---	6	2.69	1.21	0.00	5.8%	3.2%
1977	5,371	2,347	3,008	---	6	2.45	1.07	1.37	8.7%	11.0%
1978	5,424	2,055	1,332	---	6	2.48	0.94	0.61	---	12.4%
1979	5,798	1,776	1,162	---	6	2.65	0.81	0.53	---	13.6%
1980	6,537	1,934	1,760	---	6	2.99	0.88	0.80	---	---
1981	6,380	1,868	1,605	---	6	2.91	0.85	0.73	2.4%	3.4%
1982	6,597	1,597	1,141	---	6	3.01	0.73	0.52	---	14.5%
1983	4,661	1,229	1,194	---	6	2.13	0.56	0.55	29.3%	23.0%

1984	8,204	1,467	1,556	---	6	3.75	0.67	0.71	---	---
1985	3,768	1,230	2,080	---	6	1.72	0.56	0.95	54.1%	16.2%
1986	4,728	1,332	2,256	---	6	2.16	0.61	1.03	---	---
1987	2,717	1,354	1,694	---	6	1.24	0.62	0.77	42.5%	---
1988	3,154	1,240	2,876	---	6	1.44	0.57	1.31	---	8.4%
1989	3,595	1,442	5,688	---	6	1.64	0.66	2.60	---	---
1990	3,330	1,115	6,074	---	6	1.52	0.51	2.78	7.4%	22.7%
1991	2,849	1,001	7,195	---	6	1.30	0.46	3.29	14.4%	10.2%
1992	1,897	681	5,896	---	6	0.87	0.31	2.69	33.4%	32.0%
1993	2,509	992	10,269	---	6	1.15	0.45	4.69	---	---
1994	2,447	830	9,839	---	6	1.12	0.38	4.50	2.5%	16.3%
1995	2,578	930	12,492	---	6	1.18	0.42	5.71	---	---
1996	2,380	798	12,032	---	6	1.09	0.36	5.50	7.7%	14.2%
1997	1,479	675	11,202	---	6	0.68	0.31	5.12	37.9%	15.4%
1998	2,016	470	8,487	---	6	0.92	0.21	3.88	---	30.4%
1999	1,440	400	7,858	---	6	0.66	0.18	3.59	28.6%	14.9%
2000	1,414	346	7,533	---	6	0.65	0.16	3.44	1.8%	13.5%
2001	2,207	1,161	26,559	---	6	1.01	0.53	12.13	---	---
2002	2,926	556	13,727	---	6	1.34	0.25	6.27	---	52.1%
2003	1,446	382	9,864	---	6	0.66	0.17	4.51	50.6%	31.3%
2004	808	307	6,120	---	6	0.37	0.14	2.80	44.1%	19.6%
2005	1,680	453	8,516	---	4	1.15	0.31	5.84	---	---
2006	30	10	---	---	4	0.02	0.01	0.00	98.2%	97.8%
2007	0	0	---	---	---	0.00	0.00	0.00	100.0%	100.0%
2008	0	0	---	---	---	0.00	0.00	0.00	---	---
2009	0	0	---	---	---	0.00	0.00	0.00	---	---
2010	132	901	---	---	5	0.08	0.54	0.00	---	---
Totals	151,458	54,713	191,015	---	---	---	---	---	---	---

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Well History / One-Page Prod Summary	Related Filings	Strat Column	Play Data	Well Logs	Well Tests (this well) (this lease)

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Lease Information

Lease Name:	T.D. LEWIS -A-	LeaseID or GasID:	1240, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-688-9699	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4502		
Gas Gatherer:	(EAGRF) EAGLE ROCK FIELD SERVICES, L.P.		
Address:	PO BOX 2968 HOUSTON, TX 77252		
Phone:	281-408-1200		
Prior Operator:	H5 PRODUCERS (351862)		
Cumulative Production:	652,209 BBL, 175,226 MCF	Most Recent Production:	11/2010: 6.5 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
11/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	163	12,956	79.485	0	36.20
10/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	162	12,518	77.273	0	36.60
09/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	503	35,918	71.407	0	37.50
08/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	ADOBE OPERATING COMPANY	115	7,215	62.735	0	36.10
04/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	ADOBE OPERATING COMPANY	169	8,700	51.479	0	38.90
03/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	ADOBE OPERATING COMPANY	178	9,382	52.709	0	38.70
05/2004	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	ADOBE OPERATING COMPANY	170	6,463	38.02	0	36.60
03/2004	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	ADOBE OPERATING COMPANY	171	5,953	34.812	0	34.90
04/2003	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	ADOBE OPERATING COMPANY	176	4,635	26.338	0	37.10
02/2003	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),M	ADOBE OPERATING COMPANY	179	6,041	33.749	0	37.80
12/2002	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	ADOBE OPERATING COMPANY	180	4,954	27.524	0	37.00
07/2002	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	ADOBE OPERATING COMPANY	175	4,370	24.969	0	38.00

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
10/2010	EAGLE ROCK FIELD SERVICES, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	132	885	6.707	397	raw gas
12/2006	PRAIRIE OIL COMPANY (Producer),Y	EAGLE ROCK FIELD SERVICES, L.P.	1,105	3,895	3.525	0	raw gas
02/2006	EAGLE ROCK FIELD SERVICES, L.P. (Purchaser),M	PRAIRIE OIL COMPANY	440	1,371	3.116	565	raw gas
01/2006	ONEOK TEXAS FIELD SERVICES, L.P. (Purchaser),M	PRAIRIE OIL COMPANY	666	2,532	3.802	701	raw gas
12/2005	ONEOK TEXAS FIELD SERVICES, L.P. (Purchaser),M	PRAIRIE OIL COMPANY	308	1,291	4.192	485	raw gas
12/2005	PRAIRIE OIL COMPANY (Producer),Y	ONEOK TEXAS FIELD SERVICES, L.P.	9,691	33,984	3.507	0	raw gas
11/2005	ONEOK TEXAS FIELD SERVICES, L.P. (Purchaser),M	PRAIRIE OIL COMPANY	799	3,653	4.572	481	raw gas
10/2005	ONEOK TEXAS FIELD SERVICES, L.P. (Purchaser						

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1937)**
MERTEN, H. H.	332	986,177 BO; 656 MMCF Explain

Wells

42-179-07420(16W)	42-179-81748(4)	42-179-81749(6)	42-179-81750(7)
42-179-81751(8)	42-179-81752(9)	42-179-81753(10)	42-179-81754(11)
42-179-81755(12)	42-179-81756(13)	42-179-81757(15)	42-179-81759(18)
42-179-81760(19)			

Monthly Production Data Downloads Available:

- Lease Production in a Table
- Lease Production, DRI Version 2 Format (Compatible with PHDWin, Aries, and OGRE)
- Lease Production, DRI Version 1 Format (Older format with less data) false

help on downloading files

Single Lease Production Chart

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 332 – District: 10; Gray County, Texas



Monthly Production Volume (BO or MCF)
10000
1000
100
10
1
1968
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
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2003
2004
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2008
2009
2010
2011
2012
Production Month
GAS
OIL
WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-81753
Well#	10
Lease	MERTEN, H. H.
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-400 Block:3 Section:87
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/37	11/1/10	986,177	0.00	PLAML
Gas	1/1/37	11/1/10	655,683	---	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
12/2009	277	---	---	---	131	143	0	34	---	---	8	1.12	0.53	0.00
1/2010	126	126	0	0	105	---	---	139	---	---	8	0.51	0.42	0.00
2/2010	0	---	---	---	242	315	0	66	---	---	8	0.00	1.08	0.00
3/2010	217	217	0	0	145	144	0	67	---	---	8	0.88	0.58	0.00
4/2010	209	209	0	0	92	109	0	50	---	---	8	0.87	0.38	0.00
5/2010	284	284	0	0	312	160	0	202	---	---	8	1.15	1.26	0.00
6/2010	212	212	0	0	342	170	0	374	---	---	8	0.88	1.42	0.00
7/2010	116	116	0	0	4	122	0	256	---	---	8	0.47	0.02	0.00
8/2010	162	162	0	0	56	170	0	142	---	---	8	0.65	0.23	0.00
9/2010	127	127	0	0	26	---	---	168	---	---	8	0.53	0.11	0.00
10/2010	148	148	0	0	90	178	0	80	---	---	8	0.60	0.36	0.00
11/2010	54	54	0	0	102	---	---	182	---	---	8	0.22	0.43	0.00
Totals	1,932	1,655	0	0	1,647	1,511	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	41,885	11,471	---	---	16	114.82	31.44	0.00	---	---
1971	37,074	8,148	---	12	13	4.07	0.89	0.00	11.5%	29.0%

1972	27,586	12,759	---	---	12	6.30	2.91	0.00	25.6%	---
1973	25,941	19,132	---	---	12	5.93	4.37	0.00	6.0%	---
1974	24,991	20,558	---	---	12	5.71	4.70	0.00	3.7%	---
1975	24,973	19,586	---	---	12	5.70	4.47	0.00	0.1%	4.7%
1976	21,790	16,274	---	---	12	4.98	3.72	0.00	12.7%	16.9%
1977	20,435	13,829	2,797	---	12	4.67	3.16	0.64	6.2%	15.0%
1978	17,368	10,392	5,622	---	12	3.97	2.37	1.28	15.0%	24.9%
1979	17,688	9,595	4,535	---	12	4.04	2.19	1.04	---	7.7%
1980	18,000	8,360	6,238	---	12	4.11	1.91	1.42	---	12.9%
1981	17,190	6,051	16,517	---	12	3.93	1.38	3.77	4.5%	27.6%
1982	17,861	7,668	14,247	---	12	4.08	1.75	3.25	---	---
1983	15,973	6,758	18,676	---	12	3.65	1.54	4.27	10.6%	11.9%
1984	12,480	6,482	17,437	---	12	2.85	1.48	3.98	21.9%	4.1%
1985	10,144	5,599	17,912	---	12	2.32	1.28	4.09	18.7%	13.6%
1986	7,753	5,355	16,585	---	12	1.77	1.22	3.79	23.6%	4.4%
1987	7,476	4,864	20,081	---	12	1.71	1.11	4.59	3.6%	9.2%
1988	8,935	5,910	16,010	---	12	2.04	1.35	3.66	---	---
1989	7,413	4,273	2,796	---	12	1.69	0.98	0.64	17.0%	27.7%
1990	7,260	3,304	2,318	---	12	1.66	0.75	0.53	2.1%	22.7%
1991	5,235	3,491	2,608	---	12	1.20	0.80	0.60	27.9%	---
1992	4,408	2,369	1,865	---	12	1.01	0.54	0.43	15.8%	32.1%
1993	3,807	2,493	2,074	---	12	0.87	0.57	0.47	13.6%	---
1994	5,452	2,616	2,285	---	12	1.25	0.60	0.52	---	---
1995	5,771	2,938	2,716	---	12	1.32	0.67	0.62	---	---
1996	2,668	2,374	2,299	---	12	0.61	0.54	0.53	53.8%	19.2%
1997	1,334	1,970	1,983	---	12	0.30	0.45	0.45	50.0%	17.0%
1998	3,538	2,048	2,159	---	12	0.81	0.47	0.49	---	---
1999	3,495	1,327	1,453	---	12	0.80	0.30	0.33	1.2%	35.2%
2000	4,174	1,976	2,246	---	6	1.91	0.90	1.03	---	---
2001	3,374	1,341	1,583	---	6	1.54	0.61	0.72	19.2%	32.1%
2002	4,246	1,641	1,342	---	6	1.94	0.75	0.61	---	---
2003	2,766	1,505	879	---	6	1.26	0.69	0.40	34.9%	8.3%
2004	2,100	1,320	1,225	---	6	0.96	0.60	0.56	24.1%	12.3%
2005	2,004	1,205	1,462	---	6	0.92	0.55	0.67	4.6%	8.7%
2006	1,192	1,102	591	---	6	0.54	0.50	0.27	40.5%	8.5%
2007	2,001	693	226	---	6	0.91	0.32	0.10	---	37.1%
2008	2,366	786	4	---	6	1.08	0.36	0.00	---	---
2009	4,703	1,763	---	---	8	1.61	0.60	0.00	---	---

	1,655	1,516	---	---	8	0.62	0.57	0.00	64.8%	14.0%
Totals	456,505	242,842	190,771	---	---	---	---	---	---	---

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Price Data Hub Page

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Lease Information

Lease Name:	MERTEN, H. H.	LeaseID or GasID:	332, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-688-9699	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4502		
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	986,177 BBL, 655,683 MCF	Most Recent Production:	11/2010: 3.4 BBL/Day, 1.8 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
10/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	178	13,894	78.054	0	39.20
08/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	170	12,432	73.129	0	38.80
07/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	122	8,610	70.57	0	39.20
06/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	170	11,803	69.428	0	38.50
05/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	160	11,447	71.543	0	39.00
04/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	109	8,886	81.525	0	39.40
03/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	144	11,225	77.95	0	39.40
02/2010	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	315	23,101	73.337	0	40.00
12/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	143	10,252	71.692	0	43.00
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	158	11,789	74.614	0	38.50
10/2009	PLAINS MARKETING, L.P.	GRYPHON PRODUCTION	166	12,079	72.765	0	39.90

Single Lease Production Chart

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1940)**
WORLEY-COMBS	315	760,315 BO; 313 MMCF Explain

Wells

42-179-05314(4W)	42-179-31993(1WS)	42-179-81637(1)	42-179-81638(2W)
42-179-81639(3)	42-179-81641(5)	42-179-81642(6W)	42-179-81643(7)
42-179-81644(8)	42-179-81645(9)	42-179-81646(10W)	42-179-81647(11)
42-179-81648(12)	42-179-81649(13)	42-179-81650(14)	42-179-81651(15)
42-179-81652(16W)			

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 315 - District: 10; Gray County, Texas



10000
1000
100
10
1
Monthly Production Volume (BO or MCF)
1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Production Month
GAS OIL WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-31993
Well#	1WS
Lease	WORLEY-COMBS
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	1168.0 S / 1389.0 W, I&GN RR CO A-371 Block:3 Section:58
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/40	4/1/10	760,315	0.00	PLAML
Gas	1/1/40	4/1/10	312,586	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
12/2009	0	---	---	---	0	---	---	243	---	---	4	0.00	0.00	0.00
1/2010	0	---	---	---	0	---	---	243	---	---	4	0.00	0.00	0.00
2/2010	0	---	---	---	0	---	---	243	---	---	4	0.00	0.00	0.00
3/2010	0	---	---	---	52	---	---	295	---	---	4	0.00	0.42	0.00
4/2010	0	---	---	---	33	---	---	328	---	---	4	0.00	0.28	0.00
5/2010	0	---	---	---	0	---	---	328	---	---	4	0.00	0.00	0.00
6/2010	0	---	---	---	0	---	---	328	---	---	4	0.00	0.00	0.00
7/2010	0	---	---	---	0	---	---	328	---	---	4	0.00	0.00	0.00
8/2010	0	---	---	---	0	---	---	328	---	---	4	0.00	0.00	0.00
9/2010	0	---	---	---	0	---	---	328	---	---	4	0.00	0.00	0.00
10/2010	0	---	---	---	0	---	---	328	---	---	4	0.00	0.00	0.00
11/2010	0	---	---	---	0	---	---	328	---	---	4	0.00	0.00	0.00
Totals	0	---	---	---	85	---	---	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	27,248	7,564	---	---	15	74.69	20.73	0.00	---	---
1971	22,922	6,661	---	---	15	4.19	1.22	0.00	15.9%	11.9%
1972	22,052	7,716	---	---	15	4.03	1.41	0.00	3.8%	---
1973	23,653	7,198	---	---	15	4.32	1.32	0.00	---	6.7%
1974	17,212	5,795	---	---	15	3.15	1.06	0.00	27.2%	19.5%
1975	13,614	4,610	---	---	15	2.49	0.84	0.00	20.9%	20.4%
1976	14,230	4,308	---	---	15	2.60	0.79	0.00	---	6.6%
1977	10,185	5,149	2,702	---	15	1.86	0.94	0.49	28.4%	---
1978	11,377	6,256	8,435	---	13	2.40	1.32	1.78	---	---
1979	7,041	5,270	6,841	---	15	1.29	0.96	1.25	38.1%	15.8%
1980	3,307	4,487	4,840	---	15	0.60	0.82	0.88	53.0%	14.9%
1981	9,257	5,300	6,611	---	15	1.69	0.97	1.21	---	---
1982	7,371	4,651	5,535	---	15	1.35	0.85	1.01	20.4%	12.2%
1983	5,908	4,762	5,176	---	15	1.08	0.87	0.95	19.8%	---

1984	3,739	3,841	2,666	---	14	0.73	0.75	0.52	36.7%	19.3%
1985	3,395	4,153	4,009	---	15	0.62	0.76	0.73	9.2%	---
1986	4,106	4,101	3,226	---	12	0.94	0.94	0.74	---	1.3%
1987	3,773	1,942	1,790	---	5	2.07	1.06	0.98	8.1%	52.6%
1988	1,603	7,049	34,063	---	5	0.88	3.86	18.67	57.5%	---
1989	2,103	4,221	21,710	---	5	1.15	2.31	11.90	---	40.1%
1990	18	4,828	10,802	---	12	0.00	1.10	2.47	99.1%	---
1991	12	32,429	71,194	---	6	0.01	14.82	32.53	33.3%	---
1992	12	11,755	24,586	---	5	0.01	6.44	13.48	---	63.8%
1993	12	5,950	11,803	---	5	0.01	3.26	6.47	---	49.4%
1994	8	3,457	6,493	---	5	0.00	1.90	3.56	33.3%	41.9%
1995	0	1,407	2,482	---	5	0.00	0.77	1.36	100.0%	59.3%
1996	0	835	1,373	---	5	0.00	0.46	0.75	---	40.7%
1997	0	357	545	---	5	0.00	0.20	0.30	---	57.2%
1998	0	34	25	---	5	0.00	0.02	0.01	---	90.5%
1999	0	111	126	---	5	0.00	0.06	0.07	---	---
2000	0	47	47	---	1	0.00	0.13	0.13	---	57.7%
2001	0	0	---	---	5	0.00	0.00	0.00	---	100.0%
2002	901	150	140	---	5	0.49	0.08	0.08	---	---
2003	0	69	54	---	5	0.00	0.04	0.03	100.0%	54.0%
2004	0	8	12	---	5	0.00	0.00	0.01	---	88.4%
2005	0	0	---	---	---	0.00	0.00	0.00	---	100.0%
2006	0	0	---	---	---	0.00	0.00	0.00	---	---
2007	0	0	---	---	---	0.00	0.00	0.00	---	---
2008	0	106	---	---	4	0.00	0.17	0.00	---	---
2009	0	211	---	---	4	0.00	0.14	0.00	---	---
2010	0	85	---	---	4	0.00	0.06	0.00	---	59.7%
Totals	215,059	166,873	237,286	---	---	---	---	---	---	---

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drillinginfo

Lease Information

Lease Name:	WORLEY-COMBS	LeaseID or GasID:	315, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-688-9699	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4502		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	760,315 BBL, 312,586 MCF	Most Recent Production:	04/2010: 1.1 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	74	4,983	67.34	0	40.30
06/2000	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	CALDWELL PRODUCTION CO INC	197	5,778	29.332	0	41.50

The prices that we report as well head prices are calculated values. They are calculated by taking the total oil and gas lease revenue reported to the Texas State Comptroller's office and dividing that number by the total amount of reported barrels of oil sold or total MCF of gas sold. In many cases the amount of oil or gas sold will be less than the total lease production. In other cases, certain amounts of sold oil or sold gas will be exempted by state law from sales reporting to the Comptroller's office. As a result, often the produced volumes as reported by DI will not reconcile with the volumes reported in the Product Price Data display.

DEFINITION OF TERMS AND ABBREVIATIONS

AFIT – After Federal Income Tax

BFIT – Before Federal Income Tax

Casinghead Gas – Gas that is contained within the oil in solution and liberated at the surface under atmospheric conditions by natural means (see Solution Gas)

Condensate – Liquid hydrocarbons expressed in stock tank barrels recovered from a gas rich in heavy hydrocarbon components

Gas-in-Place – The volume of gas in the formation

GOR – The ratio of produced gas to produced oil expressed as cubic feet of gas per barrel of oil

Gross – The total or 100% of the production or generated revenues of a property

MCF – Thousand cubic feet of gas

MMCF – Million cubic feet of gas

Net – Fraction of the production or generated revenues evaluated

Net BFIT Discounted Cash Flow – Discounted future cash flows back to time zero (see Present Worth)

Oil-in-Place – The volume of oil in the formation

Present Worth – Discounted future cash flows back to time zero

Pressure Decline Curve – Plot of shutin bottomhole pressure divided by the gas compressibility factor versus cumulative production

Solution Gas – Gas that is contained within the oil in solution and liberated at the surface under atmospheric conditions by natural means

Remaining Recoverable Reserve – The amount of hydrocarbons that are expected to be recovered from the producing formation(s) as of a specified date

STB – Stock Tank Barrels – Volume of 1 barrel of oil at surface pressure and temperature

Yield – The ratio of produced condensate expressed as STB of oil per MMCF of produced gas

WELLS AND DRILLING DEFINITIONS

WELL

A well is hole drilled in the earth for the purpose of (1) finding or producing crude oil or natural gas or (2) providing services related to the production of crude oil or natural gas.

Wells are classified as (1) oil wells; (2) gas wells; (3) dry holes; (4) stratigraphic tests or (5) service wells.

Oil wells, gas wells and dry holes are classified as exploratory wells or development wells. Exploratory wells are subclassified as (1) new-field wildcats; (2) new-pool wildcats; (3) deeper-pool tests; (4) shallower-pool tests and (5) outpost (extension) tests. Well classifications reflect the status of wells after drilling has been completed.

Total reported wells in the various categories include old wells drilled deeper, but do not include old wells worked over or water wells drilled to support exploratory or development drilling operations.

COMPLETION

The term "completion" refers to the installation of permanent equipment for the production of oil or gas. If a well is equipped to produce only oil or gas from one zone or reservoir, the definition of a "well" (classified as an oil well or gas well) and the definition of a "completion" are identical. However, if a well is equipped to produce oil and/or gas separately from more than one reservoir, a "well" is not synonymous with a "completion."

COMPLETION DATE

The date of completion of an oil well or a gas well is the date on which the installation of permanent equipment has been completed (for the production of oil or gas) as reported to the appropriate regulatory agency.

The date of completion of a dry hole is the date of abandonment as reported to the appropriate agency.

The date of completion of a service well is the date on which the well is equipped to perform the service for which it was intended.

OIL WELL

An oil well is a well completed for the production of crude oil from at least one oil zone or reservoir.

GAS WELL

A gas well is a well completed for the production of natural gas from one or more gas zones or reservoirs. Such wells contain no completions for the production of crude oil.

MULTIPLE COMPLETION WELL

A multiple completion well is a well equipped to produce oil and/or gas separately from more than one reservoir. Such wells contain multiple strings of tubing or other equipment which permit production from the various completions to be measured and accounted for separately.

For statistical purposes, a multiple completion well is reported as one well and classified as either an oil well or a gas well. If one of the several completions in a given well is an oil completion, the well is classified as an oil well. If all of the completions of a given well are gas completions, the well is classified as a gas well.

DRY HOLE

A dry hole is an exploratory or development well found to be incapable of producing either oil or gas in sufficient quantities to justify completion as an oil or gas well.

STRATIGRAPHIC TEST

A stratigraphic test is a drilling effort, geologically directed, to obtain information pertaining to a specific geological condition that might lead toward the discovery of an accumulation of hydrocarbons. Such wells are customarily drilled without the intention of being completed for hydrocarbon production. This classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration.

SERVICE WELL

A service well is a well drilled or completed for the purpose of supporting production in an existing field. Wells of this class are drilled for the following specific purposes:

1. Gas injection (natural gas, propane, butane or flue-gas)
2. Water injection
3. Steam injection
4. Air injection
5. Salt water disposal
6. Water supply for injection
7. Observation
8. Injection for in-situ combustion.

WATER WELL

A water well is a well drilled to (1) obtain a water supply to support drilling or plant operations or (2) obtain a water supply to be used in connection with an improved recovery program.

Water wells of the first type are not reported. Water wells drilled in connection with an improved recovery program are reported as service wells.

OLD WELL DRILLED DEEPER

An old well drilled deeper is a previously drilled hole which is reentered and deepened by additional drilling. Such wells are reported as (1) oil or gas wells if completed for the production of oil or gas or (2) dry holes if sufficient quantities of oil or gas are not found to justify completion at the greater depth.

OLD WELL WORKED OVER

An old well worked over is a previously drilled hole which is reentered for the purpose of improving or establishing production of oil or gas, but no additional footage is drilled. Such wells are not included in drilling statistics reported by the API.

DEVELOPMENT WELL

In general, a development well is a well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive. If the well is completed for production, it is classified as an oil or gas development well. If the well is not completed for production, it is classified as a dry development hole.[1]

EXPLORATORY WELL

An exploratory well is a well drilled (1) to find and produce oil or gas in an unproved area; (2) to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir or (3) to extend the limits of a known oil or gas reservoir. Exploratory wells include the following:

1. New-field wildcats
2. New-pool wildcats
3. Deeper-pool tests
4. Shallower-pool tests
5. Outpost (extension) tests

---

[1] Wells drilled within the proved area of an oil or gas reservoir but drilled to depths of less than or more than the depths of stratigraphic horizons known to be productive are classified as dry exploratory holes if they are not completed for the production of oil or gas.

Wells drilled within the proved area of an oil or gas reservoir but drilled to depths less than or more than the depths of stratigraphic horizons known to be productive are classified as successful exploratory wells if they are completed for the production of oil or gas in a new reservoir.

NEW-FIELD WILDCAT

A new-field wildcat is a well located on a structural feature or other type of trap which has not previously produced oil or gas. In regions where local geological conditions have little or no control over accumulations, these wells are generally at least two miles from the nearest productive area. Distance, however, is not the determining factor. Of greater importance is the degree of risk assumed by the operator and his intention to test a structure or stratigraphic condition not previously proved productive.

NEW-POOL WILDCAT

A new-pool wildcat is a well located to explore for a new pool on a structural feature or other type of trap already producing oil or gas but outside the known limits of the presently producing area. In some regions where local geological conditions exert an almost negligible control, exploratory holes of this type may be called "near wildcats." Such wells will usually be less than two miles from the nearest productive area.

DEEPER-POOL TEST

A deeper-pool test is an exploratory hole located within the productive area of a pool, or pools, already partly or wholly developed. It is drilled below the deepest productive pool in order to explore for deeper unknown prospects.

SHALLOWER-POOL TEST

A shallower-pool test is an exploratory well drilled in search of a new productive reservoir, unknown but possibly suspected from data secured from other wells, and shallower than know productive pools. The test is located within the productive area of a pool or pools previously developed.

OUTPOST (EXTENSION) TEST

An outpost is a well located and drilled with the expectation of extending for a considerable distance the productive area of a partly developed pool. It is usually two or more locations distant from the nearest productive site.

DIRECTIONAL (DEVIATED) WELL

A directional (deviated) well is a well purposely deviated from the vertical using controlled angles to reach an objective location other than one directly below the surface location. A directional well may be the original hole or a directional "sidetrack" hole which deviates from the original bore at some point below the surface.[2]

---

[2] The new footage associated with directional "sidetrack" holes should not be confused with footage resulting from remedial SIDETRACK DRILLING.

If there is a common bore from which two or more wells are drilled, the first complete bore from the surface to the original objective is classified and reported as a well drilled. Each of the deviations from the common bore is reported as a separate well.

SIDETRACK DRILLING

Sidetrack drilling is a remedial operation which results in the creation of a new section of well bore for the purpose of (1) detouring around junk, (2) redrilling lost hole or (3) straightening key seats and crooked holes.

BYPASSED FOOTAGE

Bypassed footage is the footage in that section of hole which is abandoned as the result of remedial sidetrack drilling operations.

REDRILL FOOTAGE

Occasionally a hole is lost or junked and a second hole may be drilled from the surface in close proximity to the first. Footage drilled for the second hole is defined as "redrill footage." Under these circumstances, the first hole is reported as a dry hole (exploratory or developmental) and the total footage is reported as dry hole footage. The second hole is reported as an oil well, gas well or dry hole according to the result. The redrill footage is included in the appropriate classification of total footage but is not reported as a separate classification by the API.

DEEPEST TOTAL DEPTH

The deepest total depth of a given well is the distance from a surface reference point (usually the Kelly bushing) to the point of deepest penetration measured along the well bore. If a well is drilled from a platform or barge over water and the reference point is above water, the depth of the water is included in the total length of the well bore.

DEPTH OF DEEPEST PRODUCTION

The depth of deepest production is the length of the well bore measured (in feet) from the surface reference point to the bottom of the open hole or the deepest perforation in the casing of a producing well.

PLUGGED-BACK FOOTAGE

Under certain conditions, drilling operations may be continued to a greater depth than that at which a potentially productive formation is found. If production is not established at the greater depth, the well may be completed in the shallower formation. Except in special situations, the length of the well bore from the deepest depth at which the well is completed to the maximum depth drilled is defined as "plugged-back footage."

Plugged-back footage is included in total footage drilled but it is not reported separately by the API.

FOOTAGE DRILLED

Total footage for wells in various categories, as reported for any specified period, includes (1) the deepest total depth (length of well bores) of all wells drilled from the surface, (2) the total of all bypassed footage drilled in connection with reported wells and (3) all new footage drilled for directional "sidetrack" wells.[2] In the case of old wells drilled deeper, the reported footage is that which was drilled below the total depth of the old well.

[2] The new footage associated with directional "sidetrack" holes should not be confused with footage resulting from remedial SIDETRACK DRILLING.

DEFINITION OF ECONOMIC PARAMETERS

PAYOUT

Payout is probably the simplest parameter to calculate after accumulating an estimated cash flow schedule. Payout can be defined as the length of time required for the total cash investment to be recovered by the net cash inflow generated by a project. The major shortcoming of payout is that it recognizes the period of time required to recoup the initial investment, but does not indicate the ultimate productivity of the cash inflow. It should be noted that the payout is based on undiscounted income.

NET CASH FLOW

Net cash flow is the actual profit gained by an investment. This is an absolute measure of the total profit gained. Net cash flow, however, does not consider the time element.

PROFIT/INVESTMENT RATIO (P/I UNDISC.)

This ratio is the total undiscounted net profit (net cash flow) generated by an investment divided by the original cost of the investment. This parameter provides a good means of comparing the worth of different projects for ranking purposes and for recognizing cash inflows beyond the time of payout.

The profit/investment ratio should not be confused with a "return on investment" or "number of times investment ratio (NTIR)," which does not account for recovery of the investment cost. For example, an NTIR of 1.0 would equal a profit/investment ratio of 0, or break-even. The NTIR is always 1.0 more than the P/I ratio.

DISCOUNTED PROFIT/INVESTMENT RATIO (P/I DISC.)

This ratio is defined as the present value profit at some discount rate divided by the cost of the investment. This parameter combines the advantages of the profit/investment ratio while recognizing the time value of money. A relatively "true" measure of profit is obtained if the discount rate represents either the current cost of capital or the current earning power of investment capital.

RATE OF RETURN

The rate of return, or discounted cash flow rate of return (sometimes called the investor's interest rate), is defined as the discount rate at which the present value of the cash inflow exactly equals the cost of the investment. Stated another way, the rate of return is the discount rate at which the discounted net cash flow is equal to zero. For example, if a project has a calculated rate of return of 30%, the future net cash flow discounted at 30% would equal zero.

Since the rate of return is based on the inherent assumption that reinvestment of funds at the rate of return is possible, it does not reveal a true picture of project return. However, it will give an indication of how a project will fare in comparison with some minimum acceptable rate of return. This parameter is essentially a measure of how rapidly profits are achieved and is very strongly influenced by high early year cash flows.

PETROLEUM RESERVES DEFINITIONS

Preamble

Petroleum[1] is the world's major source of energy and is a key factor in the continued development of world economies. It is essential for future planning that governments and industry have a clear assessment of the quantities of petroleum available for production and quantities which are anticipated to become available within a practical time frame through additional field development, technological advances, or exploration. To achieve such an assessment, it is imperative that the industry adopt a consistent nomenclature for assessing the current and future quantities of petroleum expected to be recovered from naturally occurring underground accumulations. Such quantities are defined as reserves, and their assessment is of considerable importance to governments, international agencies, economists, bankers, and the international energy industry.

The terminology used in classifying petroleum substances and the various categories of reserves have been the subject of much study and discussion for many years. Attempts to standardize reserves terminology began in the mid 1930's when the American Petroleum Institute considered classification for petroleum and definitions of various reserves categories. Since then, the evolution of technology has yielded more precise engineering methods to determine reserves and has intensified the need for an improved nomenclature to achieve consistency among professionals working with reserves terminology. Working entirely separately, the Society of Petroleum Engineers (SPE) and the World Petroleum Congresses (WPC) produced strikingly similar sets of petroleum reserve definitions for known accumulations which were introduced in early 1987. These have become the preferred standards for reserves classification across the industry. Soon after, it became apparent to both organizations that these could be combined into a single set of definitions which could be used by the industry worldwide. Contacts between representatives of the two organizations started in 1987, shortly after the publication of the initial sets of definitions. During the World Petroleum Congress in June 1994, it was recognized that while any revisions to the current definitions would require the approval of the respective Boards of Directors, the effort to establish a worldwide nomenclature should be increased. A common nomenclature would present an enhanced opportunity for acceptance and would signify a common and unique stance on an essential technical and professional issue facing the international petroleum industry.

As a first step in the process, the organizations issued a joint statement which presented a broad set of principles on which reserves estimations and definitions should be based. A task force was established by the Boards of SPE and WPC to develop a common set of definitions based on this statement of principles. The following joint statement of principles was published in the January 1996 issue of the SPE Journal of Petroleum Technology and in the June 1996 issue of the WPC Newsletter:

There is a growing awareness worldwide of the need for a consistent set of reserves definitions for use by governments and industry in the classification of petroleum reserves. Since their introduction in 1987, the Society of Petroleum Engineers and the World Petroleum Congresses reserves definitions have been standards for reserves classification and evaluation worldwide.

SPE and WPC have begun efforts toward achieving consistency in the classification of reserves. As a first step in this process, SPE and WPC issue the following joint statement of principles.

> *SPE and WPC recognize that both organizations have developed a widely accepted and simple nomenclature of petroleum reserves.*
>
> *SPE and WPC emphasize that the definitions are intended as standard, general guidelines for petroleum reserves classification which should allow for the proper comparison of quantities on a worldwide basis.*
>
> *SPE and WPC emphasize that, although the definition of petroleum reserves should not in any manner be construed to be compulsory or obligatory, countries and organizations should be encouraged to use the core definitions as defined in these principles and also to expand on these definitions according to special local conditions and circumstances.*
>
> *SPE and WPC recognize that suitable mathematical techniques can be used as required and that it is left to the country to fix the exact criteria for reasonable certainty of existence of petroleum reserves. No methods of calculation are excluded, however, if probabilistic methods are used, the chosen percentages should be unequivocally stated.*
>
> *SPE and WPC agree that the petroleum nomenclature as proposed applies only to known discovered hydrocarbon accumulations and their associated potential deposits.*
>
> *SPE and WPC stress that petroleum proved reserves should be based on current economic conditions, including all factors affecting the viability of the projects. SPE and WPC recognize that the term is general and not restricted to costs and price only. Probable and possible reserves could be based on anticipated developments and/or the extrapolation of current economic conditions.*
>
> *SPE and WPC accept that petroleum reserves definitions are not static and will evolve.*

A conscious effort was made to keep the recommended terminology as close to current common usage as possible in order to minimize the impact of previously reported quantities and changes required to bring about wide acceptance. The proposed terminology is not intended as a precise system of definitions and evaluation procedures to satisfy all situations. Due to the many forms of occurrence of petroleum, the wide range of characteristics, the uncertainty associated with the geological environment, and the constant evolution of evaluation technologies, a precise classification system is not practical. Furthermore, the complexity required for a precise system would detract from its understanding by those involved in petroleum matters. As a result, the recommended definitions do not represent a major change from the current SPE and WPC definitions which have become the standards across the industry. It is hoped that the recommended terminology will integrate the two sets of definitions and achieve better consistency in reserves data across the international industry.

Reserves derived under these definitions rely on the integrity, skill, and judgment of the evaluator and are affected by the geological complexity, stage of development, degree of depletion of the reservoirs, and amount of available data. Use of these definitions should sharpen the distinction between the various classifications and provide more consistent reserves reporting.

Definitions

Reserves are those quantities of petroleum which are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

The intent of SPE and WPC in approving additional classifications beyond proved reserves is to facilitate consistency among professionals using such terms. In presenting these definitions, neither organization is recommending public disclosure of reserves classified as unproved. Public disclosure of the quantities classified as unproved reserves is left to the discretion of the countries or companies involved.

Estimation of reserves is done under conditions of uncertainty. The method of estimation is called deterministic if a single best estimate of reserves is made based on known geological, engineering, and economic data. The method of estimation is called probabilistic when the known geological, engineering, and economic data are used to generate a range of estimates and their associated probabilities. Identifying reserves as proved, probable, and possible has been the most frequent classification method and gives an indication of the probability of recovery. Because of potential differences in uncertainty, caution should be exercised when aggregating reserves of different classifications.

Reserves estimates will generally be revised as additional geologic or engineering data becomes available or as economic conditions change. Reserves do not include quantities of petroleum being held in inventory, and may be reduced for usage or processing losses if required for financial reporting.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

Proved Reserves

Proved reserves are those quantities of petroleum which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable,

from a given date forward, from known reservoirs and under current economic conditions, operating methods, and government regulations. Proved reserves can be categorized as developed or undeveloped.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

Establishment of current economic conditions should include relevant historical petroleum prices and associated costs and may involve an averaging period that is consistent with the purpose of the reserve estimate, appropriate contract obligations, corporate procedures, and government regulations involved in reporting these reserves.

In general, reserves are considered proved if the commercial producibility of the reservoir is supported by actual production or formation tests. In this context, the term proved refers to the actual quantities of petroleum reserves and not just the productivity of the well or reservoir. In certain cases, proved reserves may be assigned on the basis of well logs and/or core analysis that indicate the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

The area of the reservoir considered as proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) the undrilled portions of the reservoir that can reasonably be judged as commercially productive on the basis of available geological and engineering data. In the absence of data on fluid contacts, the lowest known occurrence of hydrocarbons controls the proved limit unless otherwise indicated by definitive geological, engineering or performance data.

Reserves may be classified as proved if facilities to process and transport those reserves to market are operational at the time of the estimate or there is a reasonable expectation that such facilities will be installed. Reserves in undeveloped locations may be classified as proved undeveloped provided (1) the locations are direct offsets to wells that have indicated commercial production in the objective formation, (2) it is reasonably certain such locations are within the known proved productive limits of the objective formation, (3) the locations conform to existing well spacing regulations where applicable, and (4) it is reasonably certain the locations will be developed. Reserves from other locations are categorized as proved undeveloped only where interpretations of geological and engineering data from wells indicate with reasonable certainty that the objective formation is laterally continuous and contains commercially recoverable petroleum at locations beyond direct offsets.

Reserves which are to be produced through the application of established improved recovery methods are included in the proved classification when (1) successful testing by a pilot project or favorable response of an installed program in the same or an analogous reservoir with similar rock and fluid properties provides support for the analysis on which the project was based, and, (2) it is reasonably certain that the project will proceed. Reserves to be recovered by improved recovery methods that have yet to be established through commercially successful applications are included in the proved classification only (1) after a favorable production response from the subject reservoir from either (a) a representative pilot or (b) an installed program where the

response provides support for the analysis on which the project is based and (2) it is reasonably certain the project will proceed.

Unproved Reserves

Unproved reserves are based on geologic and/or engineering data similar to that used in estimates of proved reserves; but technical, contractual, economic, or regulatory uncertainties preclude such reserves being classified as proved. Unproved reserves may be further classified as probable reserves and possible reserves.

Unproved reserves may be estimated assuming future economic conditions different from those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

Probable Reserves

Probable reserves are those unproved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable. In this context, when probabilistic methods are used, there should be at least a 50% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable reserves.

In general, probable reserves may include (1) reserves anticipated to be proved by normal step-out drilling where sub-surface control is inadequate to classify these reserves as proved, (2) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and which are not analogous to producing or proved reservoirs in the area, (3) incremental reserves attributable to infill drilling that could have been classified as proved if closer statutory spacing had been approved at the time of the estimate, (4) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics appear favorable for commercial application, (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and the geologic interpretation indicates the subject area is structurally higher than the proved area, (6) reserves attributable to a future workover, treatment, re-treatment, change of equipment, or other mechanical procedures, where such procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs, and (7) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

Possible Reserves

Possible reserves are those unproved reserves which analysis of geological and engineering data suggests are less likely to be recoverable than probable reserves. In this context, when probabilistic methods are used, there should be at least a 10% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable plus possible reserves.

In general, possible reserves may include (1) reserves which, based on geological interpretations, could possibly exist beyond areas classified as probable, (2) reserves in formations that appear to be petroleum bearing based on log and core analysis but may not be productive at commercial rates, (3) incremental reserves attributed to infill drilling that are subject to technical uncertainty, (4) reserves attributed to improved recovery methods when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics are such that a reasonable doubt exists that the project will be commercial, and (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and geological interpretation indicates the subject area is structurally lower than the proved area.

Reserve Status Categories

Reserve status categories define the development and producing status of wells and reservoirs.

Developed: Developed reserves are expected to be recovered from existing wells including reserves behind pipe. Improved recovery reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor. Developed reserves may be sub-categorized as producing or non-producing.

> ***Producing:*** Reserves subcategorized as producing are expected to be recovered from completion intervals which are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.
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> ***Non-producing:*** Reserves subcategorized as non-producing include shut-in and behind-pipe reserves. Shut-in reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future recompletion prior to the start of production.

Undeveloped Reserves: Undeveloped reserves are expected to be recovered: (1) from new wells on undrilled acreage, (2) from deepening existing wells to a different reservoir, or (3) where a relatively large expenditure is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Approved by the Board of Directors, Society of Petroleum Engineers (SPE) Inc., and the Executive Board, World Petroleum Congresses (WPC), March 1997.

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[i] **Petroleum:** For the purpose of these definitions, the term petroleum refers to naturally occurring liquids and gases which are predominately comprised of hydrocarbon compounds. Petroleum may also contain non-hydrocarbon compounds in which sulfur, oxygen, and/or nitrogen atoms are combined with carbon and hydrogen. Common examples of non-hydrocarbons found in petroleum are nitrogen, carbon dioxide, and hydrogen sulfide.